UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
30 November 2019
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
Financial markets have been receiving mixed messages over the past year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakened among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. As the economic cycle advances toward its later stage, corporate profits are shrinking and earnings forecasts are being downgraded. A waning growth outlook has held interest rates near historically low levels, while stock market indexes have overcome periodic volatility to touch historical highs.
While we continue to anticipate slower economic growth and increased market volatility, we note that recession fears have receded from earlier in the year. The U.S. economy held steady in the third quarter, and nearer-term economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Federal Reserve’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages. Although the outcomes of trade, Brexit and other geopolitical concerns continue to be uncertain, some clarity on these issues could be a potential source of upside.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
January 21, 2020

Portfolio Managers’
Comments
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin and Christopher L. Drahn, CFA, review key investment strategies, and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011, and Chris has managed the Missouri Fund since 2011.
Effective September 27, 2019 (the "closing date"), the Nuveen Wisconsin Municipal Bond Fund was closed to new and existing investors. However, Fund shareholders who elected on or before the Closing Date to have any dividends and/or other distributions paid by the Fund automatically reinvested in shares of the Fund are permitted to continue such automatic reinvestments after the Closing Date. The closing is intended to ensure that the Fund can be effectively managed in accordance with its investment objective given the limited availability of municipal bonds that pay interest that is exempt from regular federal and Wisconsin personal income tax. The Fund reserves the right to reopen in its discretion.
How did the Funds perform during the six-month reporting period ended November 30, 2019?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the six-month, one-year, five-year, ten-year and/or since-inception periods ended November 30, 2019. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Kentucky, Missouri and Wisconsin Funds outperformed the S&P Municipal Bond Index to varying degrees, while the Kansas, Michigan and Ohio Funds underperformed this performance measure. The Kentucky, Michigan, Missouri and Wisconsin Funds outperformed their respective Lipper classification averages, while the Ohio Fund was roughly in line with and the Kansas Fund lagged its Lipper classification average.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2019?
The investment objective of each Fund is to provide as high a level of current income exempt from regular federal, state and in some cases, local income taxes as is consistent with preservation of capital.
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Kansas Municipal Bond Fund
The Class A Shares of the Nuveen Kansas Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2019.
Sector positioning detracted from the Fund’s performance, due mostly to our overweightings in tax-supported and higher education bonds. Although Kansas securities in these sectors produced a positive return, their generally higher quality and shorter maturities caused them to lag similar securities in the national index, given that market conditions tended to favor bonds with lower credit quality and more interest rate sensitivity.
From an individual security perspective, our holdings in sales tax revenue bonds issued by Overland Park for the Prairiefire Community Improvement District modestly detracted from relative performance. The bonds underperformed as Prairiefire continued to tap a reserve fund to make interest payments when the development’s sales tax revenue fell short of expectations. Delays in the start of phase two of the development also weighed on the securities.
Other individual security choices, however, contributed to relative performance, particularly our non-Kansas investments. Notable outperformers included bonds for the Goldman Sachs Headquarters (New York), as well as tobacco, industrial revenue and other bonds from states that offered attractive higher yielding opportunities, such as Illinois and New Jersey. Recognizing that out-of-state investments are taxable for Kansas residents, we invested only in bonds that we believed offered sufficient total return potential to compensate for that lack of a tax advantage.
The Fund’s duration (interest rate) positioning presented a performance challenge. We received significant shareholder inflows throughout the reporting period, as well as sizable proceeds from bond calls and maturities. As eager as we were to invest these funds, the supply of Kansas municipal bonds, particularly those with the structures we favored, was at times severely constrained. Remaining selective about the bonds we chose to invest in, we periodically and temporarily maintained larger-than-normal positions in cash and short-term securities. This decision led the Fund’s duration to shorten and meant we did not participate as fully as the index in the municipal market’s rally as interest rates declined. By the end of the reporting period, we had successfully reinvested the bulk of our cash and short-term securities into longer-dated bonds.
One of our notable purchases this reporting period was of newly issued Overland Park Convention Center bonds. The issuer used these securities to restructure and refund its outstanding debt, which we had previously owned. After our original investment was refunded, we rolled the proceeds into the new bonds, which carried a higher credit rating of BBB.
We also purchased school-district bonds of Butler, Allen, Sedgwick and Leavenworth counties, as we believed that recent increases in state education funding improved the credit outlook for these issuers.
Elsewhere, we occasionally found value among select health care and water/sewer bonds, as well as attractively yielding electric power bonds issued in Guam, a U.S. territory whose debt may include exemption from most federal, state and local taxes. Our purchases generally prioritized securities with lower investment grade credit ratings and long durations.

Nuveen Kentucky Municipal Bond Fund
The Class A Shares of the Nuveen Kentucky Municipal Bond Fund slightly outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2019.
Favorable security selection contributed to the Fund’s relative performance. We particularly benefited from our tender option bonds, whose high degree of interest rate sensitivity positioned the securities to outperform in the declining rate environment. Also performing well during the reporting period were various portfolio holdings with longer maturity dates and lower credit ratings.
Credit quality positioning also had a positive performance impact. During the reporting period, we were overweighted in bonds rated BBB, occupying the lowest tier of the investment grade bond market. Simultaneously, we were underweighted in bonds rated AAA and AA, as these two high quality credit tiers tend to be scarcely represented in Kentucky relative to the national index. Our positioning worked out well for the Fund, given market conditions that favored lower rated, higher yielding securities.
In contrast, sector allocation was modestly negative. We were overweighted in pre-refunded bonds, which were relative underperformers due to their very high quality and low sensitivity to changes in interest rates. We did, however, see a positive performance impact from the Fund’s tax appropriation bonds.
Duration (interest rate) positioning had a neutral overall impact. Our underweighting in bonds on the short end of the yield curve added value, as these securities lagged. However, we were simultaneously underweighted in bonds on the long end of the yield curve, and this stance detracted, given that it would have been helpful to own more of these outperforming securities.
During the reporting period, we received a healthy amount of new shareholder inflows. With these proceeds, as well as those of bond calls and maturities and periodic sales of very short duration, high quality bonds (which helped us keep the Fund’s duration at our desired level), we bought a variety of newly issued Kentucky bonds. CommonSpirit Health bonds was one of the Fund's largest purchases during the reporting period. We were enthusiastic about this large issue because it nicely satisfied our duration, yield and credit criteria.
Other notable purchases included a Bowling Green water/sewer bond issue, which offered a 2049 maturity date and Aa3 credit rating, and Puerto Rico sales-tax bonds, known as COFINAs, with maturity dates of 2034 and 2040. Our purchases during the reporting period increasingly focused on 4% coupon bonds, which have been offering additional yield advantages than the comparable 5% coupon bonds we more often favored in prior years.
Nuveen Michigan Municipal Bond Fund
The Class A Shares of the Nuveen Michigan Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2019.
The Michigan Fund’s performance was hampered by exposure to pre-refunded bonds. These securities proved out of favor with investors, who tended to prefer longer duration, lower quality bonds for their added yield. Also working against the Fund’s results were securities we added to the portfolio in August 2019, a relative high point for municipal bond prices during the reporting period. On the positive side, we saw strong results from individual holdings of mid to lower credit quality, while our exposure to tender option bonds also contributed, as these longer duration securities outperformed the index in the falling rate environment.
Duration (interest rate) positioning contributed favorably to the Fund’s relative performance. Our combination of being overweighted in longer duration bonds, which are more sensitive to the beneficial effects of falling interest rates and being underweighted in shorter duration issues added to results.
From a credit quality standpoint, we benefited from an overweighting in the market’s B rating tier, a segment that primarily consisted of tobacco bonds. These securities were strong performers for the reporting period. In contrast, we were underweighted in the BBB rating tier, which hurt results, as this market segment outperformed.

Portfolio Managers’ Comments (continued)
We were active in making new purchases for the Fund throughout the reporting period, making portfolio additions in four sectors. Our purchases generally consisted of longer intermediate to longer maturities, which helped satisfy our duration management objectives. Purchases in the Michigan municipal market included various higher education bonds with credit ratings ranging from A to AA, various highly rated local general obligation bonds and a utility bond. Also during the reporting period, we added to the Fund’s position in Puerto Rico sales-tax bonds, known as COFINAs. Like all debt issued by U.S. territories, COFINA bonds may include exemption from most federal, state and local taxes.
To finance our purchases, we used the proceeds of substantial new shareholder investments, bond calls and bond maturities. We also sold certain short maturity, high quality bonds with low book yields, as these had the added benefit of allowing us to maintain the Fund’s duration at our desired level.
Nuveen Missouri Municipal Bond Fund
The Class A Shares of the Nuveen Missouri Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2019.
Duration (interest rate) positioning was our largest contributor to relative performance. The Fund was overweighted in longer-duration securities, which had the greatest interest rate sensitivity and thus outperformed as interest rates fell. Our accompanying underweighting in shorter-duration securities also helped, as these less rate sensitive securities lagged.
Credit quality positioning modestly bolstered relative performance, led by our overweightings in non-rated securities and bonds occupying the lower rating tiers of the investment grade credit spectrum (BBB and A). During the reporting period, bonds with more credit risk outpaced both the index and their higher quality counterparts, reflecting the securities’ outperformance as investors favored debt offering comparatively high levels of income.
Sector positioning had a neutral overall impact on the Fund’s performance relative to the benchmark. The main positive factor was our overweighting in the health care sector, while security selection in the category also generally helped. Overweightings in the tax backed and transportation market segments had a negligible effect on relative performance since each performed about in line with the index, although security selection in both categories was generally a positive performance factor.
During the reporting period, the Fund experienced shareholder inflows. Coupled with the proceeds of bond calls and maturities, these provided us with ample funds to actively make purchases and allowed us to avoid selling portfolio holdings we continued to like.
As the supply of newly issued Missouri bonds increased during the reporting period, we found multiple opportunities to deploy these investment proceeds into various types of bonds. Ultimately, however, we were generally able to preserve the Fund’s overall duration, credit quality and sector characteristics. During the reporting period, notable additions to the portfolio included bonds of Kansas City International Airport, Southeast Missouri State University, St. Luke’s Episcopal-Presbyterian Hospital, Bi-State Development District mass transit sales tax appropriation bonds and Metropolitan St. Louis Sewer District.
Nuveen Ohio Municipal Bond Fund
The Class A Shares of the Nuveen Ohio Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2019.
Hurting the Fund’s relative performance was our overweighting in pre-refunded bonds. Maintaining more exposure than the index to these very short maturity, high quality securities hampered results, given that bonds with the opposite characteristics generally outperformed during the reporting period. On the positive side, we were underweighted in Ohio State general obligation debt. This stance helped our results, in light of the category’s relative underperformance.
From a credit quality standpoint, our overweightings in the B and BB rating tiers both helped, as investors, seeking added income in an environment of lower interest rates, gravitated toward riskier but higher yielding bonds. At the same time, we were underweighted in the lower investment grade credit segments of BBB and A rated bonds. With both categories outperforming the index, our more limited exposure here detracted from results.

Security selection added to our relative performance, led by an allocation to tender option bonds. These securities’ very long durations positioned them well to benefit from a falling interest rate environment. We also benefited from our allocation to Ohio Buckeye tobacco settlement bonds. Tobacco bonds generally, and the Buckeye bonds in particular, were strong outperformers this reporting period.
Duration (interest rate) positioning modestly added to the Fund’s performance. Being underweighted in shorter-duration issues lifted results. We also saw a positive contribution from our longest-duration bond holdings, which enjoyed favorable results during the declining interest rate environment.
We were active in making new purchases for the Fund throughout the reporting period. We financed these purchases with substantial new shareholder investments, as well as those of bond calls and maturities and, to a very limited extent, sales of short maturity, high quality bonds.
New bond acquisitions, which we made across several sectors, included dedicated-tax, local appropriation, local general obligation, higher education, water/sewer, consumer discretionary and public utility bonds. In addition, we added to the Fund’s position in Puerto Rico sales-tax bonds, known as COFINAs. Like all debt issued by U.S. territories, COFINA bonds may include exemption from most federal, state and local taxes.
Our purchases during the reporting period consisted of bonds with longer durations across a range of credit ratings. We also tended to favor 4% coupon bonds, which have been offering additional yield advantages relative to similarly structured 5% coupon debt.
Nuveen Wisconsin Municipal Bond Fund
The Class A Shares of the Nuveen Wisconsin Municipal Bond Fund slightly outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2019.
Sector selection was the primary driver of this relative outperformance. Overweightings in the health care, housing and state-appropriation sectors contributed, given their outperformance of the index. However, our underweighting in tobacco bonds, which also outperformed the index, was a partly offsetting negative factor.
Security selection provided a performance benefit, led by strong results from several out-of-state holdings. Constraints in the supply of fully tax-exempt Wisconsin municipal debt, coupled with Fund requirements to maintain a sufficient allocation to investment grade credits, prompted us to look outside the state for additional suitable opportunities. Our best out-of-state performers were holdings issued in New York, Illinois and New Jersey, state municipal markets that outperformed both the Wisconsin and national municipal markets. We also saw relative outperformance from our investments in bonds of Guam and, to a lesser extent, the U.S. Virgin Islands. Bonds of these U.S. territories may include exemption from most federal, state and local taxes.
Both credit quality and duration (interest rate) positioning modestly added value. Specifically, we were overweighted in lower investment grade, below investment grade and non-rated bonds, all of which outperformed higher quality securities. From a duration standpoint, our overweighting in longer bonds contributed, as these securities benefited from their greater sensitivity to declining rates.
A partly offsetting negative factor, however, was the Fund’s higher than normal cash position. This low duration allocation reflected the robust and rapid flows of new shareholder investments into the Fund, as well as the constrained supply of what we viewed as desirable investment opportunities in the marketplace. (In this environment of demand and supply imbalance, the Fund closed to new and existing investors on September 27, 2019. The closing is intended to ensure that we can effectively manage the Fund in accordance with its investment objective, given the limited availability of municipal bonds that pay interest exempt from regular federal and Wisconsin personal income tax.) By the end of the reporting period, we had successfully reinvested most of that excess cash, as desirable opportunities presented themselves in both the tax-exempt Wisconsin marketplace, as well as outside the state.

Portfolio Managers’ Comments (continued)
Wisconsin bond additions during the reporting period included issues of Wisconsin Health and Educational Facilities Authority for Bellin Memorial Hospital, Ashwaubenon Community Development Authority for the Brown County Expo Center, Wisconsin Center District for the Milwaukee Arena Project and a number of housing bonds. We also added to our existing position in Guam with purchases of bonds from the territory’s power authority. These bond acquisitions tended to have relatively long effective durations of 10 years or longer and occurred across the range of credit rating tiers.
Our limited sales activity involved some New York bonds, which we liquidated to manage the Fund’s out-of-state exposure.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kansas Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.64%	5.99%	3.05%	4.18%
Class A Shares at maximum Offering Price	(2.62)%	1.53%	2.18%	3.74%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	2.00%	7.09%	2.77%	3.59%
Class C2 Shares	1.36%	5.40%	2.51%	3.62%
Class I Shares	1.74%	6.20%	3.27%	4.39%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.15%	5.08%	2.23%	3.13%
Average Annual Total Returns as of December 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.54%	5.28%	2.92%	4.14%
Class A Shares at maximum Offering Price	(2.72)%	0.87%	2.05%	3.70%
Class C2 Shares	1.26%	4.80%	2.37%	3.58%
Class I Shares	1.65%	5.50%	3.14%	4.35%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.15%	4.57%	2.12%	3.10%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.89%	1.69%	1.44%	0.69%

Effective Leverage Ratio as of November 30, 2019

Effective Leverage Ratio	2.24%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kentucky Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.36%	8.14%	3.10%	4.04%
Class A Shares at maximum Offering Price	(1.95)%	3.60%	2.22%	3.59%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	2.00%	7.09%	2.77%	3.59%
Class C2 Shares	2.08%	7.55%	2.54%	3.47%
Class I Shares	2.47%	8.39%	3.31%	4.25%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.86%	7.20%	2.28%	2.93%
Average Annual Total Returns as of December 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.14%	7.08%	3.04%	4.01%
Class A Shares at maximum Offering Price	(2.15)%	2.63%	2.17%	3.56%
Class C2 Shares	1.87%	6.50%	2.48%	3.45%
Class I Shares	2.26%	7.33%	3.25%	4.22%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.73%	6.34%	2.25%	2.93%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.97%	1.77%	1.51%	0.76%

Effective Leverage Ratio as of November 30, 2019

Effective Leverage Ratio	9.52%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Michigan Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.18%	7.81%	3.35%	4.32%
Class A Shares at maximum Offering Price	(2.10)%	3.29%	2.48%	3.87%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	2.00%	7.09%	2.77%	3.59%
Class C2 Shares	1.99%	7.22%	2.79%	3.75%
Class I Shares	2.38%	8.04%	3.57%	4.54%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.87%	6.99%	2.53%	3.38%
Average Annual Total Returns as of December 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.09%	6.85%	3.26%	4.29%
Class A Shares at maximum Offering Price	(2.18)%	2.32%	2.38%	3.84%
Class C2 Shares	1.81%	6.26%	2.70%	3.73%
Class I Shares	2.20%	7.07%	3.48%	4.51%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.60%	5.93%	2.44%	3.35%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%
Effective Leverage Ratio as of November 30, 2019

Effective Leverage Ratio	2.80%

Nuveen Missouri Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.46%	8.23%	3.71%	4.71%
Class A Shares at maximum Offering Price	(1.83)%	3.71%	2.83%	4.26%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	2.00%	7.09%	2.77%	3.59%
Class C2 Shares	2.09%	7.58%	3.14%	4.13%
Class I Shares	2.48%	8.37%	3.92%	4.91%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.96%	7.40%	2.89%	3.53%
Average Annual Total Returns as of December 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.17%	7.24%	3.61%	4.67%
Class A Shares at maximum Offering Price	(2.10)%	2.70%	2.73%	4.22%
Class C2 Shares	1.90%	6.68%	3.05%	4.10%
Class I Shares	2.19%	7.38%	3.81%	4.88%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.76%	6.40%	2.78%	3.49%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.33%	0.58%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Missouri Municipal Bond Fund
Effective Leverage Ratio as of November 30, 2019

Effective Leverage Ratio	0.00%

Nuveen Ohio Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.13%	7.81%	3.37%	4.26%
Class A Shares at maximum Offering Price	(2.16)%	3.28%	2.48%	3.81%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%
Lipper Ohio Municipal Debt Funds Classification Average	2.14%	7.57%	3.01%	3.65%
Class C2 Shares	1.94%	7.32%	2.80%	3.70%
Class I Shares	2.24%	8.04%	3.58%	4.47%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.73%	6.99%	2.55%	3.27%
Average Annual Total Returns as of December 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.95%	6.83%	3.27%	4.21%
Class A Shares at maximum Offering Price	(2.32)%	2.37%	2.39%	3.76%
Class C2 Shares	1.59%	6.24%	2.69%	3.63%
Class I Shares	1.98%	7.05%	3.47%	4.41%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.46%	6.00%	2.44%	3.24%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.33%	0.59%
Effective Leverage Ratio as of November 30, 2019

Effective Leverage Ratio	1.96%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Wisconsin Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.38%	8.12%	3.45%	4.20%
Class A Shares at maximum Offering Price	(1.89)%	3.53%	2.57%	3.76%
S&P Municipal Bond Index	2.31%	8.13%	3.55%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	2.00%	7.09%	2.77%	3.59%
Class C2 Shares	2.10%	7.51%	2.89%	3.64%
Class I Shares	2.47%	8.33%	3.67%	4.41%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.97%	7.26%	2.64%	3.64%
Average Annual Total Returns as of December 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.33%	7.52%	3.39%	4.24%
Class A Shares at maximum Offering Price	(1.93)%	2.99%	2.50%	3.79%
Class C2 Shares	2.04%	6.92%	2.83%	3.67%
Class I Shares	2.41%	7.72%	3.61%	4.46%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	1.91%	6.67%	2.58%	3.66%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.93%	1.73%	1.48%	0.73%
Effective Leverage Ratio as of November 30, 2019

Effective Leverage Ratio	4.69%

Yields    as of November 30, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.94%	2.29%	2.51%	3.28%
SEC 30-Day Yield	1.68%	0.96%	1.21%	1.95%
Taxable-Equivalent Yield (46.5%)[2]	3.03%	1.73%	2.19%	3.52%
Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.45%	1.74%	2.01%	2.78%
SEC 30-Day Yield	1.41%	0.68%	0.93%	1.67%
Taxable-Equivalent Yield (45.8%)[2]	2.60%	1.25%	1.72%	3.08%
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.34%	1.63%	1.89%	2.65%
SEC 30-Day Yield	1.33%	0.60%	0.85%	1.59%
Taxable-Equivalent Yield (45.1%)[2]	2.42%	1.09%	1.55%	2.90%

Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.94%	2.25%	2.51%	3.28%
SEC 30-Day Yield	1.57%	0.85%	1.13%	1.84%
Taxable-Equivalent Yield (46.2%)[2]	2.88%	1.56%	2.07%	3.37%
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.40%	1.70%	1.95%	2.72%
SEC 30-Day Yield	1.29%	0.56%	0.81%	1.55%
Taxable-Equivalent Yield (45.8%)[2]	2.38%	1.03%	1.49%	2.86%
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.37%	1.65%	1.92%	2.64%
SEC 30-Day Yield	1.83%	1.12%	1.36%	2.11%
Taxable-Equivalent Yield (48.5%)[2]	3.50%	2.14%	2.60%	4.04%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of November 30, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Kansas Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.2%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations	100.4%
Floating Rate Obligations	(0.4)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kansas	63.4%
Guam	16.6%
Puerto Rico	5.7%
New York	4.7%
Iowa	2.0%
Virgin Islands	1.3%
Texas	1.3%
Virginia	1.2%
Illinois	0.9%
Ohio	0.7%
California	0.6%
Colorado	0.6%
Pennsylvania	0.6%
Indiana	0.3%
New Jersey	0.1%
Maryland	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	25.1%
Tax Obligation/General	19.0%
Utilities	14.0%
Health Care	10.2%
Transportation	6.7%
U.S. Guaranteed	6.1%
Other	18.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.3%
AAA	5.8%
AA	35.6%
A	14.0%
BBB	14.6%
BB or Lower	14.8%
N/R (not rated)	8.9%
Total	100%

Holding Summaries    as of November 30, 2019 (continued)
Nuveen Kentucky Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	104.1%
Other Assets Less Liabilities	4.4%
Net Assets Plus Floating Rate Obligations	108.5%
Floating Rate Obligations	(8.5)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kentucky	96.2%
Puerto Rico	2.4%
Ohio	1.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	29.2%
Health Care	15.2%
Education and Civic Organizations	13.6%
Water and Sewer	13.1%
U.S. Guaranteed	12.9%
Transportation	9.2%
Utilities	6.2%
Other	0.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	12.6%
AAA	7.3%
AA	25.9%
A	36.8%
BBB	11.6%
BB or Lower	0.6%
N/R (not rated)	5.2%
Total	100%

Nuveen Michigan Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.2%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations	101.7%
Floating Rate Obligations	(1.7)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Michigan	97.0%
Puerto Rico	3.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	27.1%
Education and Civic Organizations	26.4%
Tax Obligation/Limited	12.1%
Health Care	10.0%
Water and Sewer	7.7%
Utilities	7.2%
Other	9.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.0%
AAA	13.5%
AA	60.4%
A	15.9%
BB or Lower	2.8%
N/R (not rated)	3.4%
Total	100%

Holding Summaries    as of November 30, 2019 (continued)
Nuveen Missouri Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.7%
Short-Term Municipal Bonds	1.0%
Other Assets Less Liabilities	0.3%
Net Assets	100%

States and Territories (% of total municipal bonds)
Missouri	98.0%
Guam	1.1%
Puerto Rico	0.9%
Total	100%
Portfolio Composition (% of total investments)
Health Care	23.0%
Tax Obligation/Limited	17.8%
Tax Obligation/General	13.5%
Education and Civic Organizations	12.6%
Water and Sewer	9.2%
Long-Term Care	5.9%
U.S. Guaranteed	5.8%
Utilities	5.4%
Other	6.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.8%
AAA	3.7%
AA	46.4%
A	25.0%
BBB	8.4%
BB or Lower	2.7%
N/R (not rated)	8.0%
Total	100%

Nuveen Ohio Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.1%
Other Assets Less Liabilities	0.9%
Net Assets	100%

States and Territories (% of total municipal bonds)
Ohio	98.6%
Puerto Rico	1.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	24.8%
Tax Obligation/General	19.0%
Water and Sewer	11.8%
Health Care	10.3%
Education and Civic Organizations	8.9%
U.S. Guaranteed	7.7%
Transportation	6.6%
Utilities	5.5%
Other	5.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	7.6%
AAA	19.2%
AA	51.1%
A	11.5%
BBB	1.2%
BB or Lower	5.4%
N/R (not rated)	4.0%
Total	100%

Holding Summaries    as of November 30, 2019 (continued)
Nuveen Wisconsin Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	108.5%
Short-Term Municipal Bonds	2.4%
Other Assets Less Liabilities	(6.4)%
Net Assets Plus Floating Rate Obligations	104.5%
Floating Rate Obligations	(4.5)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Wisconsin	70.2%
Puerto Rico	10.6%
Guam	10.0%
Virgin Islands	3.1%
New York	1.7%
Iowa	1.2%
Ohio	0.8%
Illinois	0.8%
Virginia	0.7%
Pennsylvania	0.6%
Minnesota	0.1%
New Jersey	0.1%
Maryland	0.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	33.0%
Health Care	18.0%
Housing/Multifamily	13.8%
Utilities	10.4%
Long-Term Care	7.0%
Other	17.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.2%
AAA	1.2%
AA	32.8%
A	33.4%
BBB	13.9%
BB or Lower	4.7%
N/R (not rated)	11.8%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2019.
The beginning of the period is June 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.37	$1,011.51	$1,013.56	$1,017.44
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.75	$ 2.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.05	$1,017.05	$1,018.30	$1,022.05
Expenses Incurred During the Period	$ 3.99	$ 8.02	$ 6.76	$ 2.98
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,023.60	$1,018.62	$1,020.83	$1,024.73
Expenses Incurred During the Period	$ 3.90	$ 7.92	$ 6.67	$ 2.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.15	$1,017.15	$1,018.40	$1,022.15
Expenses Incurred During the Period	$ 3.89	$ 7.92	$ 6.66	$ 2.88
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.82	$1,018.68	$1,019.88	$1,023.76
Expenses Incurred During the Period	$ 4.04	$ 8.07	$ 6.82	$ 3.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.00	$1,017.00	$1,018.25	$1,022.00
Expenses Incurred During the Period	$ 4.04	$ 8.07	$ 6.81	$ 3.03
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.56	$1,019.61	$1,020.93	$1,024.77
Expenses Incurred During the Period	$ 3.90	$ 7.93	$ 6.67	$ 2.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.15	$1,017.15	$1,018.40	$1,022.15
Expenses Incurred During the Period	$ 3.89	$ 7.92	$ 6.66	$ 2.88
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.25	$1,019.38	$1,022.43
Expenses Incurred During the Period	$ 3.94	$ 7.97	$ 6.71	$ 2.93
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.10	$1,018.35	$1,022.10
Expenses Incurred During the Period	$ 3.94	$ 7.97	$ 6.71	$ 2.93
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,023.82	$1,019.70	$1,020.99	$1,024.72
Expenses Incurred During the Period	$ 4.25	$ 8.28	$ 7.02	$ 3.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.80	$1,016.80	$1,018.05	$1,021.80
Expenses Incurred During the Period	$ 4.24	$ 8.27	$ 7.01	$ 3.23
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.64%, 1.39% and 0.64% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Kansas Municipal Bond Fund
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2%
	MUNICIPAL BONDS – 98.2%
	Consumer Staples – 4.3%
$ 1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	1/20 at 100.00	CCC+	$1,001,730
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/19 at 100.00	B2	1,015,230
1,535	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2002, 5.500%, 5/15/39	12/19 at 100.00	Ba1	1,562,170
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/29	6/27 at 100.00	BBB	595,110
1,015	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	1/20 at 100.00	N/R	1,015,000
1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	12/19 at 100.00	B-	1,500,255
750	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	12/19 at 100.00	B-	750,960
910	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	982,745
625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	651,719
320	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	353,798
2,510	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,491,150
11,665	Total Consumer Staples			11,919,867
	Education and Civic Organizations – 3.8%
675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents Univeristy of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	Aa2	683,330
250	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Projects, Refunding Series 2016A, 4.000%, 3/01/27	3/24 at 100.00	Aa3	274,600
	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,783,981
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,112,900
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	12/19 at 100.00	BBB	1,015,350
1,000	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,033,110
3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	3,639,296
9,750	Total Education and Civic Organizations			10,542,567

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Financials – 0.5%
$ 1,020	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	$ 1,389,230
	Health Care – 10.0%
385	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/39	8/29 at 100.00	BBB+	459,459
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016:
1,075	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,217,438
400	5.000%, 12/01/41	12/26 at 100.00	Baa3	448,348
875	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	1,038,835
5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	AA-	5,049,000
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc, Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,157,140
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
135	5.000%, 1/01/23	1/20 at 100.00	AA-	135,408
197	5.000%, 1/01/40 (UB)	1/20 at 100.00	AA-	197,197
1,520	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 5.000%, 1/01/40 – Insured, 144A (IF)	1/20 at 100.00	N/R	1,537,510
5,000	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	A	5,871,450
3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc, Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	AA-	3,269,820
2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	9/25 at 100.00	AA-	2,294,960
	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2019B:
2,205	4.000%, 3/01/37 (WI/DD, settling 12/03/19)	3/30 at 100.00	AA-	2,494,318
1,490	4.000%, 3/01/38 (WI/DD, settling 12/03/19)	3/30 at 100.00	AA-	1,678,634
25,282	Total Health Care			27,849,517
	Industrials – 1.6%
425	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B+	431,018
360	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B+	360,000
1,415	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	1,473,043
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	1,087,250
205	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	B+	218,955

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 530	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	12/23 at 104.00	B+	$551,841
435	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	480,636
4,370	Total Industrials			4,602,743
	Long-Term Care – 3.4%
2,500	Kansas Development Finance Authority Revenue Bonds, Village Shalom Project, Series 2018A, 5.250%, 11/15/53	11/23 at 103.75	N/R	2,655,150
3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc, Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	BBB	3,162,625
2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,980,418
665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	718,200
9,005	Total Long-Term Care			9,516,393
	Tax Obligation/General – 18.7%
	Allen County Unified School District 257 Iola, Kansas, General Obligation Bonds, School Building Series 2019A:
1,120	4.000%, 9/01/33 – BAM Insured	9/28 at 100.00	AA	1,272,746
1,150	4.000%, 9/01/34 – BAM Insured	9/28 at 100.00	AA	1,303,801
565	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	633,766
1,000	Butler County Unified School District 490, Kansas, General Obligation Bonds, Refunding Series 2016A, 4.000%, 9/01/35 – BAM Insured	9/26 at 100.00	AA	1,112,950
2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,492,235
2,000	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	AA-	2,204,720
2,200	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2013A, 5.000%, 10/01/28	10/23 at 100.00	AA-	2,486,110
1,490	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2016A, 5.000%, 10/01/33	10/25 at 100.00	AA-	1,756,829
1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015A, 5.000%, 10/01/34	10/25 at 100.00	Aaa	1,483,638
500	Johnson County, Kansas, General Obligation Bonds, General Improvement Series 2016A, 5.000%, 9/01/24	No Opt. Call	AAA	587,515
5,000	Johnson County, Kansas, General Obligation Bonds, Internal Improvement Series 2018A, 4.000%, 9/01/34	9/27 at 100.00	AAA	5,705,450
3,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,199,890
1,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2018A, 5.000%, 9/01/34	9/27 at 100.00	Aa3	1,222,060

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Leavenworth County Unified School District 453, Kansas, General Obligation Bonds, Series 2018A:
$ 365	4.000%, 9/01/37	9/26 at 100.00	Aa3	$404,902
2,155	4.000%, 9/01/38	9/26 at 100.00	Aa3	2,385,262
1,000	Leavenworth County Unified School District 464, Tonganoxie, Kansas, General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 9/01/45	9/27 at 100.00	A1	1,093,320
2,345	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011A, 5.500%, 7/01/27 – AGM Insured	7/21 at 100.00	AA	2,444,592
4,715	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	4,939,198
1,130	Riley County Unified School District 383, Manhattan-Ogen, Kansas, General Obligation Bonds, Refunding Series 2016, 4.000%, 9/01/29	9/26 at 100.00	Aa2	1,295,613
500	Sedgwick County Unified School District 259, Wichita, Kansas, General Obligation Bonds, Refunding Series 2017A, 3.000%, 10/01/22	No Opt. Call	Aa2	524,790
2,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Building Series 2018B, 5.000%, 10/01/40	10/26 at 100.00	Aa3	2,353,400
	Sedgwick County Unified School District 266 Maize, Harvey County, Kansas, General Obligation Bonds, Series 2019A:
1,325	4.000%, 9/01/30	9/27 at 100.00	AA	1,520,093
1,650	4.000%, 9/01/31	9/27 at 100.00	AA	1,873,228
500	4.000%, 9/01/32	9/27 at 100.00	AA	566,430
2,000	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C, 5.000%, 12/01/39 (AMT)	12/25 at 100.00	AA+	2,320,020
	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Improvement Series 2018A:
1,240	5.000%, 9/01/39	9/28 at 100.00	AA-	1,519,930
1,000	5.000%, 9/01/40	9/28 at 100.00	AA-	1,222,870
1,000	4.000%, 9/01/48	9/28 at 100.00	AA-	1,112,850
1,000	Wyandotte County Unified School District 500, Kansas, General Obligation Bonds, Improvement Series 2016A, 4.125%, 9/01/37	9/26 at 100.00	AA-	1,115,120
46,450	Total Tax Obligation/General			52,153,328
	Tax Obligation/Limited – 24.7%
	Dodge City, Kansas, Sales Tax Revenue Bonds, Refunding Series 2016:
500	5.000%, 6/01/28 – AGM Insured	6/27 at 100.00	AA	615,845
1,380	5.000%, 6/01/29 – AGM Insured	6/27 at 100.00	AA	1,688,982
2,295	5.000%, 6/01/30 – AGM Insured	6/27 at 100.00	AA	2,790,743
1,320	5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,596,514
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/34	11/25 at 100.00	BB	1,121,010
2,000	5.000%, 11/15/39	11/25 at 100.00	BB	2,217,600

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$ 1,000	5.000%, 1/01/23	1/22 at 100.00	BB	$1,061,450
500	5.000%, 1/01/31	1/22 at 100.00	BB	524,280
875	5.125%, 1/01/42	1/22 at 100.00	BB	913,264
1,910	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,986,782
990	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.500%, 11/01/40	5/21 at 100.00	BB	1,049,648
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/24	No Opt. Call	BB	1,133,280
2,000	5.000%, 12/01/25	No Opt. Call	BB	2,310,600
1,000	5.000%, 12/01/30	12/26 at 100.00	BB	1,150,490
1,000	5.000%, 12/01/32	12/26 at 100.00	BB	1,144,310
2,275	5.000%, 12/01/33	12/26 at 100.00	BB	2,598,983
4,250	5.000%, 12/01/46	12/26 at 100.00	BB	4,741,470
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB	925,550
2,630	Johnson County Community College, Kansas, Certificates of Participation, Series 2017, 4.000%, 10/01/28	10/26 at 100.00	Aa1	3,033,442
	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,320	4.000%, 9/01/25	9/20 at 100.00	AAA	1,346,598
1,020	4.000%, 9/01/26	9/20 at 100.00	AAA	1,040,400
1,000	4.000%, 9/01/27	9/20 at 100.00	AAA	1,019,770
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,245,059
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,297,267
1,500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	AA	1,772,565
2,240	Kansas Department of Transportation, Highway Revenue Bonds, Series 2017A, 5.000%, 9/01/33	9/27 at 100.00	AA	2,766,669
	Kansas Development Finance Authority, Kansas, Sales Tax Revenue Bonds, K-State Olathe Innovation Campus Inc, Series 2019H-1:
1,170	4.000%, 9/01/30	9/27 at 100.00	Aa2	1,355,035
1,265	4.000%, 9/01/32	9/27 at 100.00	Aa2	1,450,575
360	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50	6/20 at 100.00	BBB	364,266
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019:
1,610	5.000%, 3/01/44	3/29 at 100.00	BBB	1,906,626
6,125	5.000%, 3/01/49	3/29 at 100.00	BBB	7,238,096
1,540	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,555,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B:
$ 200	5.250%, 12/15/29	12/22 at 100.00	N/R	$130,000
200	6.100%, 12/15/34	12/22 at 100.00	N/R	130,000
2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	12/22 at 100.00	N/R	1,332,000
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
410	2.931%, 7/01/27	No Opt. Call	C	381,300
295	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	316,860
430	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	461,721
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	1,105,340
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,178,340
1,900	Wyandotte County/Kansas City Unified Government, Kansas, Community Improvement District Sales Tax Revenue Bonds, Legends Appartments Garage & West Lawn Project, Series 2018, 4.500%, 6/01/40	12/26 at 100.00	N/R	1,988,141
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A	1,599,269
1,260	5.000%, 12/01/26	12/24 at 100.00	A	1,467,043
305	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	335,085
495	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Revenue Bonds, Kansas International Speedway Corporation, Series 1999, 0.000%, 12/01/27 – MBIA Insured	No Opt. Call	N/R	374,180
63,205	Total Tax Obligation/Limited			68,761,448
	Transportation – 6.6%
1,155	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	BBB	1,260,244
1,950	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (AMT)	10/23 at 100.00	BBB+	2,245,698
825	Guam International Airport Authority, Revenue Bonds, Series 2019A, 5.000%, 10/01/23 (AMT)	No Opt. Call	BBB+	926,062
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	BB	1,121,670
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)	No Opt. Call	BB	2,389,940
1,100	Kansas State Turnpike Authority, Turnpike Revenue Bonds, Refunding Series 20193A, 5.000%, 9/01/38	9/29 at 100.00	Aa2	1,394,019
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (AMT)	9/26 at 100.00	BBB	112,188

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
$ 1,705	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	$1,788,289
2,155	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	2,252,665
1,515	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	1,673,287
2,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	2,277,920
945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,027,243
16,450	Total Transportation			18,469,225
	U.S. Guaranteed – 6.0% (4)
2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A	2,236,060
935	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A, 5.000%, 8/01/33 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	1,061,879
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
865	5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R	867,474
1,318	5.000%, 1/01/40 (Pre-refunded 1/01/20) (UB)	1/20 at 100.00	N/R	1,322,168
230	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 5.000%, 1/01/40 (Pre-refunded 1/01/20) – Insured, 144A (IF)	1/20 at 100.00	AA-	232,650
3,010	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	3,042,929
2,575	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	A3	2,672,232
1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA-	1,108,870
4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R	4,290,440
15,933	Total U.S. Guaranteed			16,834,702
	Utilities – 13.8%
1,255	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20) (5)	No Opt. Call	N/R	1,107,538
1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/42, 144A	6/25 at 100.00	BBB+	1,689,855
	Guam Power Authority, Revenue Bonds, Refunding Series 2017A:
2,650	5.000%, 10/01/33	10/27 at 100.00	BBB	3,107,257
3,750	5.000%, 10/01/40	10/27 at 100.00	BBB	4,272,900
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,500,579

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Guam Power Authority, Revenue Bonds, Series 2014A:
$ 1,000	5.000%, 10/01/32	10/24 at 100.00	AA	$1,139,200
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,138,200
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
1,000	5.000%, 4/01/33 – BAM Insured	4/26 at 100.00	AA	1,174,880
1,000	5.000%, 4/01/34 – BAM Insured	4/26 at 100.00	AA	1,171,040
1,000	5.000%, 4/01/35 – BAM Insured	4/26 at 100.00	AA	1,165,610
1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A-	1,712,460
	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,526,562
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,383,379
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)	No Opt. Call	N/R	882,500
515	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (5)	No Opt. Call	N/R	454,488
480	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	12/19 at 100.00	AA	492,163
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
2,480	5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,769,490
1,065	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	1,199,478
1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	2/20 at 100.00	CCC	1,479,362
2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37	9/22 at 100.00	A	2,171,480
2,250	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/40	9/25 at 100.00	A	2,583,472
1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A	1,629,157
2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A	2,720,975
35,110	Total Utilities			38,472,025
	Water and Sewer – 4.8%
130	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	138,334
600	Chisholm Creek Utility Authority, Kansas, Water and Wastewater Facilities Revenue Bonds, Bel Aire & Park Cities, Kansas Project, Refunding Series 2017, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	741,372
100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	110,554

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
$ 1,750	5.000%, 7/01/28	7/23 at 100.00	A-	$1,920,170
500	5.250%, 7/01/33	7/23 at 100.00	A-	548,630
2,000	5.500%, 7/01/43	7/23 at 100.00	A-	2,192,880
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
370	5.000%, 7/01/36	7/26 at 100.00	A-	423,868
2,580	5.000%, 1/01/46	7/26 at 100.00	A-	2,908,047
	Salina, Kansas, Water and Sewer System Revenue Bonds, Refunding Series 2019A:
475	3.000%, 10/01/28	10/26 at 100.00	Aa3	509,324
355	3.000%, 10/01/29	10/26 at 100.00	Aa3	377,848
780	3.000%, 10/01/30	10/26 at 100.00	Aa3	825,006
580	3.000%, 10/01/31	10/26 at 100.00	Aa3	611,865
2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA-	2,139,980
12,220	Total Water and Sewer			13,447,878
$ 250,460	Total Long-Term Investments (cost $264,574,810)			273,958,923
	Floating Rate Obligations – (0.4)%			(1,135,000)
	Other Assets Less Liabilities – 2.2%			6,090,884
	Net Assets – 100%			$ 278,914,807
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Kentucky Municipal Bond Fund
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.1%
	MUNICIPAL BONDS – 104.1%
	Education and Civic Organizations – 14.2%
$ 155	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017, 5.000%, 3/01/39	3/27 at 100.00	N/R	$165,965
50	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	A1	50,589
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,500	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,745,075
3,750	5.000%, 1/01/45	7/25 at 100.00	BBB+	4,100,437
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (AMT)	No Opt. Call	A	970,272
700	5.000%, 6/01/23 (AMT)	No Opt. Call	A	774,277
400	5.000%, 6/01/24 (AMT)	No Opt. Call	A	452,840
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Series 2019A:
1,000	5.000%, 6/01/28 (AMT)	No Opt. Call	A	1,207,690
700	5.000%, 6/01/29 (AMT)	No Opt. Call	A	852,789
	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	1,965,134
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,307,102
	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	A1	1,317,532
1,075	5.000%, 3/01/27	3/25 at 100.00	A1	1,255,611
4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,729,360
4,535	University of Kentucky, General Receipts Bonds, Refunding Series 2018A, 4.000%, 10/01/32	4/26 at 100.00	AA	5,096,388
2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,347,900
250	University of Kentucky, General Receipts Bonds, Series 2016A, 5.000%, 4/01/32	4/25 at 100.00	AA	292,660
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	A+	154,164
2,005	5.000%, 9/01/26	9/21 at 100.00	A+	2,121,912
1,200	5.000%, 9/01/27	9/21 at 100.00	A+	1,269,324
1,910	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	A+	2,022,728

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,500	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2016C, 4.000%, 9/01/28	3/26 at 100.00	A+	$2,810,525
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2016D:
1,155	5.000%, 3/01/31	9/26 at 100.00	A+	1,384,706
3,450	5.000%, 3/01/32	9/26 at 100.00	A+	4,119,610
	Western Kentucky University, General Receipts Revenue Bonds, Series 2016A:
2,690	5.000%, 9/01/25	No Opt. Call	A1	3,206,453
2,820	5.000%, 9/01/26	9/25 at 100.00	A1	3,351,006
44,020	Total Education and Civic Organizations			50,072,049
	Health Care – 15.9%
	Glasgow, Kentucky, Healthcare Revenue Bonds, TJ Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB-	104,471
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB-	2,113,940
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB-	3,489,137
8,000	Kentucky Bond Development Corporation, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Inc, Refunding Series 2016, 5.000%, 5/01/39	5/26 at 100.00	AA	9,310,240
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
3,500	5.000%, 8/15/42	8/21 at 100.00	A	3,656,905
3,645	5.250%, 8/15/46	8/21 at 100.00	A	3,828,198
3,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017B, 5.000%, 8/15/41	8/27 at 100.00	A	3,466,050
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.250%, 6/01/41	6/27 at 100.00	Baa3	579,720
	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
100	5.000%, 8/01/37	8/29 at 100.00	BBB+	120,012
100	5.000%, 8/01/38	8/29 at 100.00	BBB+	119,642
2,500	5.000%, 8/01/44	8/29 at 100.00	BBB+	2,953,800
7,000	5.000%, 8/01/49	8/29 at 100.00	BBB+	8,208,200
2,000	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016, 5.000%, 8/01/37	8/26 at 100.00	Ba2	2,215,700
7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	N/R	7,873,275
3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A+	3,540,973
	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A+	2,152,121
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,162,920
50,485	Total Health Care			55,895,304

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.3%
$ 1,060	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/23)	2/20 at 100.00	N/R	$ 1,061,749
	Housing/Single Family – 0.3%
	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	153,043
485	3.000%, 7/01/21	No Opt. Call	AAA	499,104
510	3.100%, 7/01/22	7/21 at 100.00	AAA	525,769
1,145	Total Housing/Single Family			1,177,916
	Tax Obligation/Limited – 30.4%
	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	A1	1,457,138
1,760	5.000%, 8/01/25	2/25 at 100.00	A1	2,061,382
1,545	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	1,537,939
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
8,500	5.000%, 9/01/43	9/28 at 100.00	A2	10,122,650
10,400	5.000%, 9/01/48	9/28 at 100.00	A2	12,312,560
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Subordinate Series 2018B:
1,050	5.000%, 9/01/24	No Opt. Call	A3	1,202,933
1,435	5.000%, 9/01/25	No Opt. Call	A3	1,678,620
1,485	5.000%, 9/01/26	No Opt. Call	A3	1,766,823
555	5.000%, 9/01/28	No Opt. Call	A3	681,856
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A:
13,650	4.000%, 12/01/41 – AGM Insured (UB) (4)	12/27 at 100.00	AA	14,880,547
4,100	5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	4,782,609
4,985	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/24	No Opt. Call	A1	5,788,084
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series 2017:
7,000	5.000%, 4/01/32 (UB) (4)	4/27 at 100.00	A1	8,292,760
6,000	5.000%, 4/01/38	4/27 at 100.00	A1	7,008,180
2,500	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018, 5.000%, 5/01/30	5/28 at 100.00	A1	3,037,225
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
1,250	5.000%, 7/01/30	7/22 at 100.00	Aa3	1,358,650
6,740	5.000%, 7/01/31	7/22 at 100.00	Aa3	7,322,269

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2017B, 5.000%, 7/01/28 (UB) (4)	7/27 at 100.00	Aa3	$6,120,400
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2017A:
1,930	5.000%, 7/01/33 (UB) (4)	7/27 at 100.00	Aa3	2,328,198
550	5.000%, 7/01/36 (UB) (4)	7/27 at 100.00	Aa3	659,527
500	5.000%, 7/01/37 (UB) (4)	7/27 at 100.00	Aa3	597,800
3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	A1	3,148,110
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
8,109	4.500%, 7/01/34	7/25 at 100.00	N/R	8,667,791
89	4.550%, 7/01/40	7/28 at 100.00	N/R	92,135
93,383	Total Tax Obligation/Limited			106,906,186
	Transportation – 9.6%
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
1,635	5.000%, 1/01/25	No Opt. Call	A1	1,931,050
1,855	5.000%, 1/01/30	1/26 at 100.00	A1	2,206,485
1,750	5.000%, 1/01/31	1/26 at 100.00	A1	2,072,840
2,730	5.000%, 1/01/33	1/26 at 100.00	A1	3,216,541
4,320	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2019, 5.000%, 1/01/49	1/29 at 100.00	A1	5,232,600
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B:
2,000	0.000%, 7/01/23	No Opt. Call	Baa3	1,818,940
700	0.000%, 7/01/32	7/28 at 76.98	Baa3	397,439
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
250	5.750%, 7/01/49	7/23 at 100.00	Baa3	281,260
11,500	6.000%, 7/01/53	7/23 at 100.00	Baa3	13,067,680
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,555	5.000%, 7/01/31 (AMT)	7/24 at 100.00	A+	1,766,091
1,500	5.000%, 7/01/32 (AMT)	7/24 at 100.00	A+	1,700,100
29,795	Total Transportation			33,691,026
	U.S. Guaranteed – 13.4% (5)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3	4,009,152
165	6.375%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3	169,239
5,150	6.500%, 3/01/45 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3	5,285,188

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2008-A2:
$ 3,505	0.000%, 12/01/22 – AGC Insured (ETM)	No Opt. Call	A3	$3,361,575
3,750	0.000%, 12/01/23 – AGC Insured (ETM)	No Opt. Call	A3	3,536,888
10,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	11,191,000
2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30 (Pre-refunded 2/01/22)	2/22 at 100.00	AAA	2,979,625
500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	Aa3	549,020
	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Pre-refunded 7/01/22) (AMT)	7/22 at 100.00	AA	1,329,234
1,100	5.000%, 7/01/31 (Pre-refunded 7/01/22) (AMT)	7/22 at 100.00	AA	1,203,422
1,000	5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	AA	1,098,040
3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+	3,617,970
8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26 (Pre-refunded 11/01/22)	11/22 at 100.00	A+	8,859,760
44,380	Total U.S. Guaranteed			47,190,113
	Utilities – 6.4%
3,375	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2018A, 3.375%, 2/01/26 (AMT)	12/23 at 100.00	A1	3,580,301
440	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	441,685
3,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.850%, 10/01/33 (Mandatory Put 4/01/21)	No Opt. Call	A1	3,018,060
2,000	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/33 – AGM Insured	10/26 at 100.00	AA	2,347,140
5	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	12/19 at 100.00	AA	5,012
	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	239,735
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,157,890
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,270,401
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,877,863
4,250	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	4,630,120
2,840	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	3,138,569

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
$ 380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	$414,474
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	463,814
20,655	Total Utilities			22,585,064
	Water and Sewer – 13.6%
5,705	Bowling Green, Kentucky, Water and Sewer Revenue Bonds, Series 2019, 4.000%, 6/01/49 – AGM Insured	6/26 at 100.00	Aa3	6,136,184
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 3443 As of 6/4/2015 Converted to Trust 2015-XF2109:
1,330	14.975%, 2/01/25, 144A (IF) (4)	No Opt. Call	AAA	2,337,914
1,070	15.000%, 2/01/26, 144A (IF) (4)	2/25 at 100.00	AAA	1,872,040
2,525	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	3,065,981
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2018A:
4,265	5.000%, 2/01/30 (UB) (4)	2/28 at 100.00	AAA	5,377,397
5,000	5.000%, 2/01/31 (UB) (4)	2/28 at 100.00	AAA	6,275,450
60	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	12/19 at 100.00	A+	60,200
7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	8,043,450
3,730	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2018A, 4.000%, 5/15/37	5/28 at 100.00	AA	4,224,151
1,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2013A, 4.000%, 5/15/36	5/23 at 100.00	AA	1,067,220
	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A:
795	5.000%, 5/15/27	11/24 at 100.00	AA	934,061
1,785	4.000%, 5/15/40	11/24 at 100.00	AA	1,932,602
	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,690	5.000%, 2/01/22	No Opt. Call	Aa2	2,910,365
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa2	3,775,054
40,950	Total Water and Sewer			48,012,069
$ 325,873	Total Long-Term Investments (cost $345,042,497)			366,591,476
	Floating Rate Obligations – (8.5)%			(29,845,000)
	Other Assets Less Liabilities – 4.4%			15,349,608
	Net Assets – 100%			$ 352,096,084

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Michigan Municipal Bond Fund
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.2%
	MUNICIPAL BONDS – 100.2%
	Consumer Staples – 1.9%
$ 3,030	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	12/19 at 100.00	B-	$3,046,513
2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	12/19 at 100.00	B2	2,238,900
5,245	Total Consumer Staples			5,285,413
	Education and Civic Organizations – 26.5%
1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,707,195
	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2019:
1,165	5.000%, 10/01/33	10/29 at 100.00	Aa3	1,479,748
2,020	5.000%, 10/01/34	10/29 at 100.00	Aa3	2,559,219
3,835	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 – AGM Insured	3/28 at 100.00	AA	4,236,716
	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016:
2,695	5.000%, 10/01/34	10/26 at 100.00	A+	3,184,951
2,000	5.000%, 10/01/41	10/26 at 100.00	A+	2,328,180
350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	407,456
	Grand Valley State University, Michigan, General Revenue Bonds, Series 2017:
250	5.000%, 12/01/30	12/24 at 100.00	A+	288,820
250	5.000%, 12/01/32	12/24 at 100.00	A+	288,433
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BB	1,006,430
500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BB+	529,795
830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	B	804,013
1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA	1,006,710
4,670	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA	5,400,808
1,835	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	2,231,232
1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	2,095,632

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Northern Michigan University, General Revenue Bonds, Series 2018A:
$ 500	5.000%, 12/01/32	6/28 at 100.00	A1	$616,190
400	5.000%, 12/01/34	6/28 at 100.00	A1	490,152
3,250	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	3,778,872
4,990	Oakland University, Michigan, General Revenue Bonds, Series 2019, 5.000%, 3/01/50	3/29 at 100.00	A1	6,008,359
515	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	602,761
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
5,000	4.000%, 4/01/26	No Opt. Call	AAA	5,830,200
1,000	5.000%, 4/01/34	4/27 at 100.00	AAA	1,231,170
1,190	5.000%, 4/01/35	4/27 at 100.00	AAA	1,461,927
3,000	5.000%, 4/01/36	4/27 at 100.00	AAA	3,676,950
3,345	5.000%, 4/01/47	4/27 at 100.00	AAA	4,018,984
2,800	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	3,364,172
3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,415,050
	University of Michigan, General Revenue Bonds, Series 2015:
2,275	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	2,700,675
800	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	941,936
3,090	Wayne State University, Michigan, General Revenue Bonds, Series 2019A, 5.000%, 11/15/36	11/29 at 100.00	Aa3	3,852,396
650	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	Aa3	749,034
61,485	Total Education and Civic Organizations			72,294,166
	Health Care – 10.1%
1,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA-	1,057,510
720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A+	821,650
2,335	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	2,750,023
3,085	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A, 4.000%, 11/15/50	11/29 at 100.00	A	3,373,016
1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	2,095,481
1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	1,409,487
7,500	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/47	12/22 at 100.00	AA-	8,145,450
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A+	1,841,292
1,250	5.000%, 11/01/42	11/22 at 100.00	A+	1,352,850

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,295	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI, 5.000%, 12/01/39	12/21 at 100.00	AA-	$2,446,263
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA-	2,145,500
24,980	Total Health Care			27,438,522
	Tax Obligation/General – 27.1%
690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	748,947
1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa2	1,615,167
2,590	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/47	5/27 at 100.00	AA	3,045,192
1,000	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2018, 5.000%, 5/01/36	5/28 at 100.00	Aa1	1,227,420
	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2019:
875	5.000%, 5/01/41	5/29 at 100.00	Aa1	1,074,911
1,310	5.000%, 5/01/43	5/29 at 100.00	Aa1	1,598,868
1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA	1,701,678
290	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – BHAC Insured	No Opt. Call	AA+	324,580
2,000	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/39	5/27 at 100.00	AA	2,380,580
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
4,325	5.000%, 5/01/29 – AGM Insured	5/26 at 100.00	AA	5,194,800
2,055	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	2,414,666
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	AA	1,248,320
1,750	5.000%, 11/01/37 – AGM Insured	5/29 at 100.00	AA	2,175,775
1,500	5.000%, 11/01/41 – AGM Insured	5/29 at 100.00	AA	1,841,775
1,250	5.000%, 11/01/42 – AGM Insured	5/29 at 100.00	AA	1,530,688
1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA	1,122,604
3,000	Jackson Public Schools, Jackson County, Michigan, General Obligation Bonds, School Building & Site Series 2018, 5.000%, 5/01/42	5/28 at 100.00	Aa1	3,594,150
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series 2017:
500	5.000%, 4/01/26	No Opt. Call	AA+	607,565
500	5.000%, 4/01/31	4/27 at 100.00	AA+	608,890

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Kent County, Michigan, General Obligation Bonds, Limited Tax Refunding Series 2019:
$ 500	4.000%, 12/01/29	No Opt. Call	AAA	$608,435
955	4.000%, 12/01/30	No Opt. Call	AAA	1,173,303
1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	1,246,656
	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015:
1,500	5.000%, 1/01/31	1/25 at 100.00	AAA	1,750,680
2,000	5.000%, 1/01/37	1/25 at 100.00	AAA	2,311,500
1,750	Lakeview School District, Calhoun County, Michigan, General Obligation Bonds, School Building & Site Series 2016, 5.000%, 5/01/42	5/26 at 100.00	AA	2,036,142
185	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Series 2017, 5.000%, 5/01/31	11/27 at 100.00	AA	230,077
	Marquette, Michigan, General Obligation Bonds, Refunding & Limited Obligation Series 2017:
230	4.000%, 5/01/25	No Opt. Call	AA	261,236
375	4.000%, 5/01/28	5/27 at 100.00	AA	432,859
550	4.000%, 5/01/29	5/27 at 100.00	AA	630,801
265	4.000%, 5/01/31	5/27 at 100.00	AA	299,278
215	4.000%, 5/01/32	5/27 at 100.00	AA	242,032
1,000	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	1,206,170
1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	1,077,590
2,500	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2016A, 5.000%, 5/01/25	No Opt. Call	Aa1	2,995,400
	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	647,059
1,290	5.000%, 11/01/36	11/25 at 100.00	AA	1,514,086
1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,114,784
3,120	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019I, 5.000%, 5/01/46	5/29 at 100.00	AA	3,778,507
600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	632,496
1,095	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax Series 2018, 5.000%, 4/01/43	4/28 at 100.00	AA+	1,320,680
1,915	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,179,155
3,115	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2019, 5.000%, 5/01/44	5/29 at 100.00	Aa1	3,824,877
4,000	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Bonds, School Building & Site Series 2019, 5.000%, 5/01/44	5/29 at 100.00	Aa2	4,877,480

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,150	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	$ 3,521,668
62,595	Total Tax Obligation/General			73,969,527
	Tax Obligation/Limited – 12.1%
2,935	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured	7/24 at 100.00	AA	3,251,951
1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,415,374
1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,107,620
4,070	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1, 5.000%, 10/01/39	10/24 at 100.00	AA-	4,640,003
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	2,336,660
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I:
1,540	5.000%, 4/15/36	10/26 at 100.00	Aa2	1,841,378
3,450	5.000%, 4/15/41	10/26 at 100.00	Aa2	4,068,171
1,000	5.000%, 10/15/46	10/26 at 100.00	Aa2	1,164,870
520	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I, 5.000%, 4/15/36	10/29 at 100.00	Aa2	659,485
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,083,868
700	5.000%, 11/15/36	11/21 at 100.00	AA+	745,962
685	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	761,850
1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,756,125
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
5,530	4.500%, 7/01/34	7/25 at 100.00	N/R	5,911,072
2,201	4.550%, 7/01/40	7/28 at 100.00	N/R	2,278,541
29,596	Total Tax Obligation/Limited			33,022,930
	Transportation – 3.0%
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (AMT)	No Opt. Call	A	1,070,770
1,250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Senior Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	A	1,485,038
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	12/22 at 100.00	A	2,192,300
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,093,390

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2018A, 5.000%, 12/01/36	12/28 at 100.00	A	$ 2,463,200
7,250	Total Transportation			8,304,698
	U.S. Guaranteed – 4.6% (5)
450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA	458,766
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	2,304,967
365	5.000%, 1/15/42 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	394,058
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF0394:
250	15.085%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA-	304,925
800	15.085%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA-	975,760
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	3,280,890
10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	10,753
365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	404,197
4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,789,000
500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	516,185
11,875	Total U.S. Guaranteed			12,439,501
	Utilities – 7.2%
1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	1,978,894
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2017A:
1,250	5.000%, 7/01/31	7/27 at 100.00	AA-	1,535,950
1,000	5.000%, 7/01/32	7/27 at 100.00	AA-	1,225,530
525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	7/21 at 100.00	AA-	553,817
3,335	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A, 5.000%, 7/01/48	7/29 at 100.00	AA-	4,073,303
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,230	5.000%, 7/01/32	7/26 at 100.00	AA-	1,453,663
1,000	5.000%, 7/01/33	7/26 at 100.00	AA-	1,178,190
1,000	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/29	7/26 at 100.00	AA-	1,194,260
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,149,430

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	$2,072,960
1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,148,900
17,215	Total Utilities			19,564,897
	Water and Sewer – 7.7%
850	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series 2018, 5.000%, 4/01/43 – AGM Insured	4/28 at 100.00	AA	1,000,484
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	Aa1	1,699,665
800	5.000%, 1/01/39	1/24 at 100.00	Aa1	911,640
350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	Aa1	386,414
1,655	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	Aa1	1,977,113
1,250	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 1/01/41	1/26 at 100.00	AA	1,450,662
1,500	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2018, 5.000%, 1/01/43	1/28 at 100.00	AA	1,791,720
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,147,140
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,146,050
1,800	Michigan Finance Authority, Clean Water Revolving Fund Revenue Bonds, Refunding Series 2018B, 5.000%, 10/01/39	10/28 at 100.00	AAA	2,242,188
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,706,265
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,380,186
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	3,491,100
245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	12/19 at 100.00	AAA	245,713
500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	531,275
18,170	Total Water and Sewer			21,107,615
$ 238,411	Total Long-Term Investments (cost $258,633,251)			273,427,269
	Floating Rate Obligations – (1.7)%			(4,700,000)
	Other Assets Less Liabilities – 1.5%			4,198,642
	Net Assets – 100%			$ 272,925,911

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Missouri Municipal Bond Fund
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.7%
	MUNICIPAL BONDS – 98.7%
	Consumer Staples – 2.3%
$ 3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (AMT)	12/19 at 100.00	AA-	$3,007,530
8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc, Series 1999, 5.200%, 3/15/29 (AMT)	No Opt. Call	AA-	11,174,998
11,840	Total Consumer Staples			14,182,528
	Education and Civic Organizations – 11.6%
1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,313,724
1,000	Health and Educational Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2018 A, 4.000%, 10/01/38	10/28 at 100.00	A+	1,109,440
1,055	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Refunding Series 2019, 5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,254,975
1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,140,241
2,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	A1	2,347,620
3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB	3,240,210
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southeast Missouri State University, Refunding Series 2019:
2,295	4.000%, 10/01/34	10/29 at 100.00	A	2,587,934
2,510	4.000%, 10/01/36	10/29 at 100.00	A	2,813,459
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
575	3.500%, 10/01/22	No Opt. Call	BBB-	590,738
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB-	3,642,841
2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	2,533,605
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,107,390
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
3,700	5.000%, 10/01/38	10/25 at 100.00	AA-	4,295,700
7,920	4.000%, 10/01/42	10/25 at 100.00	AA-	8,539,423

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
$ 600	4.000%, 10/01/36	4/27 at 100.00	AA-	$667,218
5,690	5.000%, 10/01/42	4/27 at 100.00	AA-	6,709,079
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2019A:
3,390	5.000%, 10/01/46	4/29 at 100.00	AA-	4,112,612
6,665	4.000%, 10/01/48	4/29 at 100.00	AA-	7,367,624
6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AA+	7,046,490
1,150	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	Baa1	1,199,692
	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2019A:
260	4.000%, 10/01/31 (WI/DD, settling 12/04/19)	10/27 at 100.00	A+	289,689
285	4.000%, 10/01/32 (WI/DD, settling 12/04/19)	10/27 at 100.00	A+	315,777
500	4.000%, 10/01/33 (WI/DD, settling 12/04/19)	10/27 at 100.00	A+	550,990
400	4.000%, 10/01/34 (WI/DD, settling 12/04/19)	10/27 at 100.00	A+	439,556
1,625	Saint Louis Community College District, Saint Louis County, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/36	4/27 at 100.00	AA	1,812,574
1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	12/19 at 100.00	N/R	1,000,040
1,000	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	1,033,320
860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A1	900,334
63,030	Total Education and Civic Organizations			69,962,295
	Financials – 0.1%
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit, Series 2007A Sr. Bond:
458	0.000%, 8/01/41 (4)	No Opt. Call	N/R	62,933
1,390	0.000%, 8/01/41 (4)	No Opt. Call	N/R	69,499
696	0.000%, 8/01/42 (4)	No Opt. Call	N/R	95,718
2,114	0.000%, 8/01/42 (4)	No Opt. Call	N/R	105,700
4,658	Total Financials			333,850
	Health Care – 23.0%
675	Barton County, Missouri, Hospital Revenue Bonds, Cox Barton County Hospital Project, Series 2017B, 3.650%, 7/01/27	7/23 at 100.00	N/R	694,757
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,455	5.000%, 8/01/29	8/26 at 100.00	BBB	1,548,426
1,000	5.000%, 8/01/30	8/26 at 100.00	BBB	1,059,920

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
$ 530	3.375%, 6/01/28	6/22 at 100.00	AA	$548,237
4,000	5.000%, 6/01/33	6/22 at 100.00	AA	4,332,720
2,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39	6/26 at 100.00	AA	2,320,720
1,470	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,678,123
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
1,325	5.000%, 3/01/31	3/27 at 100.00	BBB-	1,536,589
1,210	5.000%, 3/01/32	3/27 at 100.00	BBB-	1,398,179
1,645	5.000%, 3/01/36	3/27 at 100.00	BBB-	1,883,377
	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Inc, Series 2017B:
660	4.300%, 12/01/33	12/25 at 100.00	N/R	693,132
655	4.400%, 12/01/34	12/25 at 100.00	N/R	688,058
385	4.500%, 12/01/35	12/25 at 100.00	N/R	404,623
	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Series 2017C:
700	4.400%, 12/01/35	12/25 at 100.00	N/R	730,779
1,000	4.500%, 12/01/36	12/25 at 100.00	N/R	1,044,090
270	4.600%, 12/01/37	12/25 at 100.00	N/R	281,232
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017:
1,170	4.000%, 10/01/31	10/27 at 100.00	A-	1,282,624
1,220	4.000%, 10/01/32	10/27 at 100.00	A-	1,330,910
2,450	5.000%, 10/01/47	10/27 at 100.00	A-	2,806,205
800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A	833,776
1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A	1,739,681
	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2016:
1,060	4.000%, 11/15/33	5/26 at 100.00	A+	1,159,651
4,030	5.000%, 11/15/34	5/26 at 100.00	A+	4,734,404
4,335	5.000%, 11/15/35	5/26 at 100.00	A+	5,081,920
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2018A, 5.000%, 11/15/43	5/28 at 100.00	A+	1,184,710
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,096,000
5,890	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	6,278,210

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 9,125	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (Mandatory Put 1/01/48)	1/28 at 100.00	AA	$9,883,926
2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	Baa2	2,222,554
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,450	5.000%, 11/15/44	11/23 at 100.00	A2	1,581,210
2,980	5.000%, 11/15/48	11/23 at 100.00	A2	3,244,982
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
2,200	5.000%, 11/15/32	11/25 at 100.00	A2	2,559,282
2,400	5.000%, 11/15/39	11/25 at 100.00	A2	2,734,032
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2019A, 4.000%, 11/15/49	5/29 at 100.00	A2	3,299,970
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012:
1,000	3.875%, 2/15/32	2/22 at 100.00	AA-	1,033,880
3,035	5.000%, 2/15/37	2/22 at 100.00	AA-	3,227,814
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F:
845	5.000%, 11/15/45	11/24 at 100.00	AA-	952,323
2,300	4.250%, 11/15/48	11/24 at 100.00	AA-	2,466,911
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
1,000	4.000%, 11/15/36	11/27 at 100.00	AA-	1,112,690
2,160	4.000%, 11/15/37	11/27 at 100.00	AA-	2,394,749
5,295	4.000%, 11/15/47	11/27 at 100.00	AA-	5,733,320
2,750	5.000%, 11/15/47	11/27 at 100.00	AA-	3,253,800
1,330	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2018A, 5.000%, 6/01/30	12/28 at 100.00	AA-	1,686,440
1,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A, 4.000%, 2/15/44	2/29 at 100.00	AA-	2,124,833
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony's Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	AA-	1,134,160
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,134,260
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2015B:
500	3.500%, 12/01/32	6/25 at 100.00	A+	528,935
2,000	5.000%, 12/01/33	6/25 at 100.00	A+	2,319,980
500	3.625%, 12/01/34	6/25 at 100.00	A+	531,075

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2019:
$ 1,100	4.000%, 12/01/35	6/29 at 100.00	A+	$1,246,784
2,000	4.000%, 12/01/37	6/29 at 100.00	A+	2,247,300
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A:
2,000	5.000%, 6/01/31	6/24 at 100.00	AA-	2,270,620
1,000	4.000%, 6/01/32	6/24 at 100.00	AA-	1,073,140
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2018A:
1,000	4.000%, 6/01/48	6/28 at 100.00	AA-	1,092,720
1,500	5.000%, 6/01/48	6/28 at 100.00	AA-	1,766,835
	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2010A:
550	5.250%, 11/15/25	11/20 at 100.00	A+	569,696
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,617,648
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,026,650
3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2016, 4.000%, 5/15/34	5/26 at 100.00	A+	3,275,310
2,940	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A, 4.000%, 5/15/48	5/25 at 102.00	A+	3,123,427
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	2,923,835
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	3,844,438
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
830	5.000%, 11/15/28	11/25 at 100.00	N/R	945,528
1,750	4.000%, 11/15/36	11/25 at 100.00	N/R	1,816,622
3,000	5.000%, 11/15/46	11/25 at 100.00	N/R	3,295,530
1,220	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,386,933
126,915	Total Health Care			139,055,195
	Housing/Multifamily – 0.4%
1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	12/19 at 100.00	Aa1	1,293,922
1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,064,720
2,290	Total Housing/Multifamily			2,358,642
	Housing/Single Family – 0.3%
1,490	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	1,592,408

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 460	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	$ 491,579
1,950	Total Housing/Single Family			2,083,987
	Long-Term Care – 5.8%
3,110	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	3,159,884
750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	12/19 at 100.00	N/R	750,255
900	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	BB	1,022,697
2,000	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	8/24 at 100.00	BB+	2,158,460
1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB	1,635,936
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB	1,071,935
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB	2,878,480
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB	1,628,745
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A:
1,000	5.000%, 2/01/36	2/26 at 100.00	BBB	1,140,410
1,000	5.000%, 2/01/46	2/26 at 100.00	BBB	1,122,060
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B:
700	5.000%, 2/01/34	2/26 at 100.00	BBB	801,332
3,350	5.000%, 2/01/46	2/26 at 100.00	BBB	3,758,901
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2019A, 5.000%, 2/01/42	2/24 at 104.00	BBB	1,685,295
3,580	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2019C, 4.000%, 2/01/48	2/29 at 100.00	BBB	3,747,007
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	9/22 at 100.00	BB+	584,425
2,615	5.000%, 9/01/42	9/22 at 100.00	BB+	2,750,274
2,570	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BB+	2,853,779
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2017, 5.000%, 9/01/48	9/27 at 100.00	BB+	1,119,650
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2018A, 5.125%, 9/01/48	9/25 at 103.00	BB+	1,126,360

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 350	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	$ 381,504
32,875	Total Long-Term Care			35,377,389
	Tax Obligation/General – 13.5%
	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
930	5.000%, 3/01/29	3/21 at 100.00	N/R	971,255
190	5.000%, 3/01/29	3/21 at 100.00	AA-	198,449
1,035	5.000%, 3/01/30	3/21 at 100.00	N/R	1,080,788
210	5.000%, 3/01/30	3/21 at 100.00	AA-	219,339
840	4.750%, 3/01/31	3/21 at 100.00	N/R	874,574
170	4.750%, 3/01/31	3/21 at 100.00	AA-	176,785
2,000	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	2,126,860
	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014:
960	5.000%, 3/01/33	3/22 at 100.00	N/R	1,034,304
40	5.000%, 3/01/33	3/22 at 100.00	AA-	43,196
3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA-	3,956,068
3,665	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2018, 4.000%, 3/01/36	3/26 at 100.00	AA	4,048,469
	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015:
2,000	4.000%, 3/01/35	3/27 at 100.00	AA+	2,241,240
1,160	4.000%, 3/01/36	3/27 at 100.00	AA+	1,296,845
3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,295,680
1,225	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2016, 5.000%, 3/01/36	3/26 at 100.00	Aa1	1,451,748
	Fort Osage Reorganized School District R-1, Jackson County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2017:
1,000	4.000%, 3/01/34	3/27 at 100.00	AA+	1,137,400
1,100	4.000%, 3/01/35	3/27 at 100.00	AA+	1,248,456
	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,647,165
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,096,450
1,800	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018, 5.000%, 3/01/36	3/27 at 100.00	AA+	2,172,240
2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,223,380
1,950	Independence School District, Jackson County, Missouri, General Obligation Bonds, Refunding Series 2017B, 5.500%, 3/01/32	3/27 at 100.00	AA+	2,453,334

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010:
$ 270	5.000%, 3/01/27	3/20 at 100.00	N/R	$272,411
1,045	5.000%, 3/01/27	3/20 at 100.00	AA+	1,054,332
1,435	Jackson County Center School District 58, Missouri, General Obligation Bonds, Refunding & School Building Series 2019A, 4.000%, 3/01/37	3/27 at 100.00	Aa1	1,604,301
1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,138,610
	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2019A:
1,000	5.000%, 3/01/36	3/29 at 100.00	AA+	1,262,890
1,000	5.000%, 3/01/38	3/29 at 100.00	AA+	1,252,500
1,000	5.000%, 3/01/39	3/29 at 100.00	AA+	1,248,450
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA-	522,120
1,140	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 5.500%, 3/01/37	3/29 at 100.00	AA+	1,500,308
1,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2019, 5.500%, 3/01/39	3/29 at 100.00	AA+	1,304,120
825	Johnson County School District R-VI Warrensburg, Missouri, General Obligation Bonds, Refunding Series 2019, 4.000%, 3/01/30 (WI/DD, settling 12/05/19)	3/28 at 100.00	AA+	953,354
2,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program Series 2017, 4.000%, 3/01/32	3/27 at 100.00	AA+	2,280,360
5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	2/22 at 100.00	AA	5,345,300
	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A:
1,510	4.000%, 2/01/36	2/28 at 100.00	AA	1,716,311
1,000	4.000%, 2/01/37	2/28 at 100.00	AA	1,132,760
600	Maplewood Richmond Heights School District, St Louis County, Missouri, General Obligation Bonds, Refunding Series 2019, 4.000%, 3/01/30	3/27 at 100.00	AA-	687,216
	Marion County School District 60 Hannibal, Ralls and Marion County, Missouri, General Obligation Bonds, Series 2019:
1,050	5.000%, 3/01/31	3/24 at 100.00	AA+	1,198,250
2,000	5.000%, 3/01/39	3/24 at 100.00	AA+	2,251,840
	Marshfield, Missouri, General Obligation Bonds, Street Improvement Series 2018:
570	4.000%, 3/01/31	3/26 at 100.00	A+	632,723
325	5.000%, 3/01/34	3/26 at 100.00	A+	380,786
685	5.000%, 3/01/35	3/26 at 100.00	A+	801,108
500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	546,075
1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA-	1,132,090

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, Series 2018, 5.000%, 3/01/37	3/26 at 100.00	AA-	$2,344,460
1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,592,970
2,000	Platte County School District Park Hill, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding Series 2017, 4.000%, 3/01/31	3/26 at 100.00	AA+	2,246,220
1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,360,032
1,000	Saint Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Refunding Series 2018A, 5.000%, 3/01/36	3/26 at 100.00	AA	1,183,810
	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,110,410
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,110,070
	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
650	4.000%, 3/01/31	3/27 at 100.00	AA	739,629
705	4.000%, 3/01/33	3/27 at 100.00	AA	798,250
550	4.000%, 3/01/35	3/27 at 100.00	AA	620,268
600	4.000%, 3/01/37	3/27 at 100.00	AA	673,350
	Washington School District, Franklin County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2019:
1,500	4.000%, 3/01/34	3/27 at 100.00	AA+	1,697,445
905	4.000%, 3/01/35	3/27 at 100.00	AA+	1,019,980
72,585	Total Tax Obligation/General			81,709,134
	Tax Obligation/Limited – 17.8%
1,000	Arnold Retail Corridor Transportation Development District, Missouri, Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28	11/24 at 100.00	N/R	1,002,710
	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019:
375	3.000%, 1/15/31 – AGM Insured	1/24 at 100.00	AA	384,431
200	3.000%, 1/15/33 – AGM Insured	1/24 at 100.00	AA	203,228
1,015	5.000%, 1/15/44 – AGM Insured	1/24 at 100.00	AA	1,130,964
4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,418,760
3,500	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2019, 4.000%, 10/01/48	10/29 at 100.00	AA+	3,960,460
2,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	2,053,680
1,555	Brentwood, Missouri, Certificates of Participation, Series 2019, 4.000%, 10/01/37	10/25 at 101.00	AA-	1,690,798
1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	1,993,703

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Clay County School District R-11 Smithville, Missouri, Certificates of Participation, Series 2018:
$ 340	4.000%, 4/01/38	4/28 at 100.00	A+	$375,486
2,515	5.000%, 4/01/43	4/28 at 100.00	A+	2,978,841
900	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri, Certificates of Participation, Mid-Continent Public Library Project, Series 2018, 4.000%, 3/01/35	3/26 at 100.00	Aa3	989,055
2,000	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	2,086,680
365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	390,094
	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
1,000	4.000%, 3/01/29	3/27 at 100.00	AA+	1,155,660
1,075	4.000%, 3/01/30	3/27 at 100.00	AA+	1,234,412
450	4.000%, 3/01/36	3/27 at 100.00	AA+	506,290
375	4.000%, 3/01/37	3/27 at 100.00	AA+	420,844
500	4.000%, 3/01/38	3/27 at 100.00	AA+	559,415
215	Florissant Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Florissant - Cross Keys Redevelopment Project, Refunding Series 2003, 5.625%, 5/01/24	12/19 at 100.00	N/R	215,288
480	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	483,038
1,105	Franklin County, Missouri, Certificates of Participation, Series 2019A, 3.000%, 11/01/30	11/26 at 100.00	A+	1,155,985
1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28 (5)	12/19 at 100.00	N/R	1,145,800
530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	553,177
1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,924,370
	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	3,965,465
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,629,430
750	Greene County, Missouri, Certificates of Participation, Capital Projects, Series 2018, 4.000%, 9/01/33	9/28 at 100.00	Aa3	858,045
1,000	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 3.625%, 3/01/33	3/21 at 100.00	N/R	1,001,460
	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005:
1,470	5.750%, 3/01/23 – SYNCORA GTY Insured	No Opt. Call	BBB-	1,623,247
1,560	5.750%, 3/01/24 – SYNCORA GTY Insured	No Opt. Call	BBB-	1,765,592
1,745	5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB-	2,049,153
	Howard Bend Levee District, St Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
1,000	4.875%, 3/01/33	3/23 at 100.00	BB+	1,034,320
1,300	5.000%, 3/01/38	3/23 at 100.00	BB+	1,343,108

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA-	$980,093
1,225	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26, 144A	No Opt. Call	N/R	1,278,104
1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,248,264
2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA-	1,715,860
1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA-	1,953,122
1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA-	1,105,473
	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2017B:
360	4.000%, 10/01/30	10/27 at 100.00	AA-	408,334
2,500	5.000%, 9/01/31	9/27 at 100.00	AA-	3,041,975
235	3.625%, 10/01/32	10/27 at 100.00	AA-	256,423
342	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	12/19 at 100.00	N/R	328,619
921	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	12/19 at 100.00	N/R	161,172
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B:
1,200	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	1,324,080
100	5.000%, 2/01/50	2/28 at 100.00	N/R	108,638
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,195	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,221,481
785	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	806,760
1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A+	1,014,850
1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,037,540
1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	1,115,870
1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,049,610
2,605	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Project, Series 2006, 5.000%, 5/01/23	12/19 at 100.00	N/R	2,570,406
570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	12/22 at 100.00	BBB	595,849

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 61	4.550%, 7/01/40	7/28 at 100.00	N/R	$63,149
1,581	0.000%, 7/01/46	7/28 at 41.38	N/R	417,969
1,288	0.000%, 7/01/51	7/28 at 30.01	N/R	252,512
451	4.750%, 7/01/53	7/28 at 100.00	N/R	466,717
1,293	5.000%, 7/01/58	7/28 at 100.00	N/R	1,358,620
18	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53	7/28 at 100.00	N/R	18,289
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured COFINA Project Series 2019A-2:
2,500	4.329%, 7/01/40	7/28 at 100.00	N/R	2,540,600
250	4.784%, 7/01/58	7/28 at 100.00	N/R	257,865
	Pulaski County, Missouri, Certificates of Participation, Series 2019:
880	4.000%, 12/01/32	12/27 at 100.00	A-	980,487
915	4.000%, 12/01/33	12/27 at 100.00	A-	1,017,535
540	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	564,662
450	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B, 4.250%, 11/01/49, 144A	11/29 at 102.00	N/R	448,097
1,075	Saint Charles, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/29	4/26 at 100.00	Aa3	1,210,880
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44, 144A	7/24 at 100.00	N/R	257,463
885	Saint Louis County Industrial Development Authority, Missouri, Transporation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32, 144A	3/22 at 100.00	N/R	888,168
1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,972,387
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	874,840
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	849,890
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	823,720
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	796,320
	Scenic Regional Library District, Missouri, Certificates of Participation, Series 2017:
505	4.000%, 4/01/29	4/25 at 100.00	A	555,197
345	4.000%, 4/01/30	4/25 at 100.00	A	378,003
565	4.000%, 4/01/32	4/25 at 100.00	A	613,144
585	4.000%, 4/01/33	4/25 at 100.00	A	633,678
2,600	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017A, 4.000%, 7/01/36	7/27 at 100.00	Aa2	2,888,704

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,630	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/26 (AMT)	No Opt. Call	Aa2	$1,977,125
4,300	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	4,711,252
270	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	294,308
1,285	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	1,391,180
	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	Aa3	1,796,254
600	3.500%, 4/01/32	4/24 at 100.00	Aa3	630,462
103,985	Total Tax Obligation/Limited			107,534,989
	Transportation – 3.5%
665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	760,547
1,520	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/39 (AMT)	3/29 at 100.00	A	1,837,802
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
4,000	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A	4,770,200
3,000	5.000%, 3/01/49 – AGM Insured (AMT)	3/29 at 100.00	AA	3,580,290
2,150	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A	2,545,922
3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (AMT)	7/22 at 100.00	A	3,784,795
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Series 2017D:
1,420	5.000%, 7/01/34 – AGM Insured (AMT)	7/27 at 100.00	AA	1,698,618
1,000	5.000%, 7/01/35 – AGM Insured (AMT)	7/27 at 100.00	AA	1,193,460
1,000	5.000%, 7/01/36 – AGM Insured (AMT)	7/27 at 100.00	AA	1,190,670
18,255	Total Transportation			21,362,304
	U.S. Guaranteed – 5.8% (6)
1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,405,839
4,665	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	AAA	5,099,032
3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2011, 5.250%, 10/01/41 (Pre-refunded 10/01/21)	10/21 at 100.00	A-	4,154,638
3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 5.000%, 10/01/39 (Pre-refunded 10/01/23)	10/23 at 100.00	A-	4,133,063

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
$ 1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	N/R	$1,751,868
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R	2,282,946
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	1,528,470
3,040	5.000%, 6/01/34 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	3,097,699
2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)	4/21 at 100.00	Baa1	2,520,720
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,289,958
2,000	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,081,780
850	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	936,199
2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25 (Pre-refunded 4/01/21)	4/21 at 100.00	AA+	2,594,600
1,360	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/20 at 100.00	N/R	1,417,854
33,560	Total U.S. Guaranteed			35,294,666
	Utilities – 5.4%
425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds -- Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	460,386
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	1,020,110
1,845	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	1,858,708
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,722,598
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,976,990
2,500	5.000%, 1/01/33	1/24 at 100.00	A2	2,811,825
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2015A:
1,125	5.000%, 12/01/35	6/25 at 100.00	A2	1,304,966
650	5.000%, 12/01/37	6/25 at 100.00	A2	750,730
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Pairie State Power Project, Refunding Series 2016A:
570	4.000%, 12/01/33 – BAM Insured	6/26 at 100.00	AA	636,228
1,415	5.000%, 12/01/34	6/26 at 100.00	A2	1,677,978
245	4.000%, 12/01/35 – BAM Insured	6/26 at 100.00	AA	272,832

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
$ 2,885	5.000%, 1/01/32	1/25 at 100.00	A	$3,321,876
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,664,252
2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	2,746,650
1,500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2017, 4.000%, 12/01/32	12/27 at 100.00	A2	1,706,325
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2018:
1,330	5.000%, 12/01/37	6/27 at 100.00	A2	1,591,385
1,140	5.000%, 12/01/38	6/27 at 100.00	A2	1,360,351
1,500	5.000%, 12/01/43	6/27 at 100.00	A2	1,766,445
2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/31	8/25 at 100.00	AA+	2,229,520
29,135	Total Utilities			32,880,155
	Water and Sewer – 9.2%
	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017:
670	3.500%, 1/01/32	1/25 at 100.00	A-	700,103
720	4.000%, 1/01/42	1/25 at 100.00	A-	758,916
1,430	5.000%, 1/01/47	1/25 at 100.00	A-	1,587,529
725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	726,247
3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,154,650
1,670	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	1,927,848
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
500	4.000%, 1/01/35	1/28 at 100.00	AA	569,300
1,865	4.000%, 1/01/37	1/28 at 100.00	AA	2,110,956
1,000	4.000%, 1/01/38	1/28 at 100.00	AA	1,127,820
3,105	4.000%, 1/01/42	1/28 at 100.00	AA	3,468,068
5,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 1/01/40	1/25 at 100.00	AA	5,411,550
1,200	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2016, 4.000%, 7/01/31	7/22 at 100.00	A+	1,263,972
1,250	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2019, 4.000%, 7/01/38	7/26 at 100.00	A+	1,363,387
1,775	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	2,084,276

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2017A:
$ 6,000	5.000%, 5/01/42	5/27 at 100.00	AAA	$7,198,860
2,000	5.000%, 5/01/47	5/27 at 100.00	AAA	2,384,440
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2019B:
1,500	5.000%, 5/01/44 (WI/DD, settling 12/04/19)	5/29 at 100.00	AAA	1,867,590
1,750	5.000%, 5/01/49 (WI/DD, settling 12/04/19)	5/29 at 100.00	AAA	2,157,452
2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,296,220
250	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	12/19 at 100.00	Aaa	250,735
45	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	12/19 at 100.00	Aaa	45,122
85	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	12/19 at 100.00	Aaa	85,292
2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	12/19 at 100.00	N/R	2,071,966
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Missouri Project Series 2019:
250	4.000%, 12/01/39	12/25 at 100.00	AA+	271,605
2,295	4.000%, 12/01/41	12/25 at 100.00	AA+	2,481,974
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016C:
285	4.000%, 12/01/31	12/25 at 100.00	AA+	316,589
1,465	5.000%, 12/01/32	12/25 at 100.00	AA+	1,728,407
1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA+	1,554,570
4,240	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2018, 4.000%, 12/01/39	12/25 at 100.00	AA+	4,606,421
49,645	Total Water and Sewer			55,571,865
$ 550,723	Total Long-Term Investments (cost $563,892,009)			597,706,999

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.0%
	MUNICIPAL BONDS – 1.0%
	Education and Civic Organizations – 1.0%
$ 6,300	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligations, Series 1996C, 1.100%, 9/01/30 (7)	1/20 at 100.00	A-1	$ 6,300,000
$ 6,300	Total Short-Term Investments (cost $6,300,000)			6,300,000
	Total Investments (cost $570,192,009) – 99.7%			604,006,999
	Other Assets Less Liabilities – 0.3%			1,838,342
	Net Assets – 100%			$ 605,845,341
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Ohio Municipal Bond Fund
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1%
	MUNICIPAL BONDS – 99.1%
	Consumer Discretionary – 0.3%
$ 1,610	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51 (WI/DD, settling 12/04/19)	12/29 at 100.00	BBB-	$ 1,881,752
	Consumer Staples – 2.8%
18,315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	12/19 at 100.00	B-	18,409,322
	Education and Civic Organizations – 8.8%
2,065	Bowling Green State University, Ohio, General Receipts Bonds, Series 2016A, 5.000%, 6/01/34	12/25 at 100.00	A+	2,414,047
	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation - University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,534,130
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	3,094,944
	Lake County Community College District, Ohio, General Receipts Revenue Bonds, Lakeland Community College, Refunding Series 2019:
2,770	5.000%, 10/01/32	10/29 at 100.00	Aa2	3,476,212
2,055	4.000%, 10/01/34	10/29 at 100.00	Aa2	2,355,811
2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,839,976
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017:
880	5.000%, 9/01/35	9/26 at 100.00	AA	1,051,345
2,915	5.000%, 9/01/41	9/26 at 100.00	AA	3,438,184
1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,042,040
180	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA-	187,891
	Ohio Higher Education Facilities Commission, Revenue Bonds, Denison University Project, Series 2017A:
2,100	5.000%, 11/01/42	5/27 at 100.00	AA	2,519,265
1,500	5.250%, 11/01/46	5/27 at 100.00	AA	1,814,280
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,237,675
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,080,470
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 2016-XG0069, 14.158%, 12/01/43, 144A (IF) (4)	12/22 at 100.00	A+	1,669,688

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A	$505,955
2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A	2,849,575
1,505	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	A	1,774,515
	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,623,880
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,789,550
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,090,940
	Shawnee State University, Ohio, General Receipts Bonds, Series 2016:
1,120	5.000%, 6/01/28 – BAM Insured	6/26 at 100.00	AA	1,333,069
1,180	5.000%, 6/01/29 – BAM Insured	6/26 at 100.00	AA	1,402,206
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,065,940
3,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA-	3,516,810
2,000	Wright State University, Ohio, General Reciepts Bonds, Series 2011A, 5.000%, 5/01/31 – BAM Insured	5/21 at 100.00	AA	2,096,680
49,870	Total Education and Civic Organizations			57,805,078
	Health Care – 10.2%
2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/42	2/28 at 100.00	AA-	2,958,150
850	Butler County, Ohio, Hospital Faciliteis Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	4/21 at 100.00	A+	892,415
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
2,600	5.000%, 12/01/37	12/27 at 100.00	A-	3,110,588
1,110	5.000%, 12/01/47	12/27 at 100.00	A-	1,304,683
5,000	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health FAcilities Autority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46	1/29 at 100.00	AA	5,582,000
	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
1,600	5.000%, 6/15/43	6/23 at 100.00	Ba2	1,659,424
495	5.250%, 6/15/43	6/23 at 100.00	Ba2	519,438
10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	10,916,970
2,255	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A, 5.000%, 12/01/47	12/27 at 100.00	AA-	2,670,191
1,000	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	AA-	1,080,250
120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	12/19 at 100.00	A-	120,401

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,230	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/39	8/28 at 100.00	A+	$2,665,363
930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	980,759
1,920	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Medical Center, Refunding & Improvement Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A+	1,949,779
	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
2,000	5.000%, 2/15/44	2/23 at 100.00	BB+	2,133,700
3,000	5.000%, 2/15/48	2/23 at 100.00	BB+	3,194,550
2,480	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	2,518,143
	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2017A:
1,155	5.000%, 1/01/30	1/28 at 100.00	AA	1,444,039
2,755	5.000%, 1/01/33	1/28 at 100.00	AA	3,395,730
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,465	5.000%, 1/15/28	1/23 at 100.00	A	1,613,580
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,826,805
1,630	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/32	2/26 at 100.00	A3	1,890,441
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,815	5.000%, 12/01/37	12/22 at 100.00	Ba2	4,016,623
5,595	5.000%, 12/01/42	12/22 at 100.00	Ba2	5,860,651
61,195	Total Health Care			67,304,673
	Housing/Multifamily – 0.9%
680	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (AMT)	12/19 at 100.00	N/R	674,132
2,115	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)	12/19 at 100.00	Aa1	2,118,701
2,900	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (AMT)	12/19 at 100.00	Aa1	2,904,669
5,695	Total Housing/Multifamily			5,697,502
	Industrials – 0.7%
	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer's Foods Inc Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,459,234
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,649,787
1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	A3	1,745,184
4,700	Total Industrials			4,854,205

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.7%
$ 1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB	$1,539,690
3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB-	3,123,274
4,585	Total Long-Term Care			4,662,964
	Tax Obligation/General – 18.8%
3,150	Apollo Career Center Joint Vocational School District, Allen, Auglaize, Hardin, Hancock, Putnam & Van Wert Counties, Ohio, General Obligation Bonds, Various Purpose School Improvement Series 2017, 5.000%, 12/01/41	12/27 at 100.00	Aa2	3,776,283
1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	839,452
	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Classroom Facilities Construction & Improvement Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	Aa2	535,000
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	Aa2	487,601
2,155	Cincinnati, Ohio, General Obligation Bonds,Various Purpose, Refunding & Improvement Series 2015A, 5.250%, 12/01/33	6/25 at 100.00	AA	2,567,381
1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	836,940
3,110	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016B, 5.000%, 12/01/33	6/26 at 100.00	AA	3,728,330
5,530	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2017-1, 5.000%, 4/01/29	10/27 at 100.00	AAA	6,948,721
5,000	Columbus, Ohio, General Obligation Bonds, Series 2015A, 5.000%, 7/01/25	No Opt. Call	AAA	6,012,350
5,000	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	6,431,250
3,000	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2019A, 5.000%, 4/01/40	4/29 at 100.00	AAA	3,744,300
5,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019, 4.000%, 12/01/44	12/28 at 100.00	AAA	5,577,800
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
1,000	5.000%, 12/01/23	No Opt. Call	Aaa	1,149,170
450	5.000%, 12/01/24	No Opt. Call	Aaa	532,422
6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	6,900,060
4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	5,083,943
2,000	Gahanna-Jefferson City School District, Franklin County, Ohio, General Obligation Bonds, Construction & Improvement Series 2018, 5.000%, 12/01/48	6/28 at 100.00	Aa2	2,413,600
1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,146,360

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
$ 500	0.000%, 12/01/29	No Opt. Call	Aa2	$401,445
850	0.000%, 12/01/30	No Opt. Call	Aa2	659,575
	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019:
1,980	4.000%, 12/01/51	6/29 at 100.00	AA+	2,194,414
1,150	5.000%, 12/01/53	6/29 at 100.00	AA+	1,400,401
2,595	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Improvement Series 2017, 4.000%, 12/01/46	12/26 at 100.00	AA+	2,826,811
1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	No Opt. Call	Aa1	935,338
755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	755,000
1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,983,462
55	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	56,167
1,000	Little Miami Local School District, Warren and Clermont Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 5.000%, 11/01/43	11/25 at 100.00	AA	1,155,920
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	962,420
1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA-	943,660
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	1,288,300
1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	1,321,343
275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	296,612
1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aaa	1,732,342
925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	900,367
	Ohio State, General Obligation Bonds, Common Schools Series 2017B:
4,500	5.000%, 9/15/27	No Opt. Call	AA+	5,695,245
5,000	5.000%, 9/01/30	No Opt. Call	AA+	6,647,200
2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,313,620
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,141,350
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,565,150
1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,007,060

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obigation Bonds, School Facilities Construction & Improvement Series 2016:
$ 1,000	5.000%, 12/01/38	6/26 at 100.00	AAA	$1,185,920
1,875	5.000%, 12/01/41	6/26 at 100.00	AAA	2,211,394
	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33	12/22 at 100.00	AA-	668,090
1,305	5.000%, 12/01/42	12/22 at 100.00	AA-	1,420,884
1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa3	1,870,107
2,380	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 4.000%, 1/15/55	1/28 at 100.00	Aa2	2,589,511
4,000	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019A, 4.000%, 12/01/48	12/29 at 100.00	AA	4,503,080
3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	3,733,055
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities & Improvement Series 2018A, 5.000%, 12/01/48	12/27 at 100.00	AAA	1,203,800
4,925	Willoughby-Eastlake City School District, Ohio, General Obligation Bonds, School Improvement Series 2016, 5.000%, 12/01/46	12/25 at 100.00	A1	5,658,136
106,795	Total Tax Obligation/General			123,938,142
	Tax Obligation/Limited – 24.6%
	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
250	5.000%, 12/01/21	12/19 at 100.00	N/R	253,733
950	5.000%, 12/01/25	12/19 at 100.00	N/R	962,065
1,165	5.000%, 12/01/30	12/19 at 100.00	N/R	1,177,955
1,890	5.000%, 12/01/35	12/19 at 100.00	N/R	1,909,051
2,245	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA+	2,498,820
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,555,750
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,236,560
	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	500,870
685	5.000%, 12/01/32	12/19 at 100.00	BBB	686,178
555	5.000%, 12/01/36	12/19 at 100.00	BBB	555,838
	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	AA	2,817,072
3,250	5.000%, 12/01/27	12/20 at 100.00	AA	3,371,062

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
$ 1,000	5.000%, 12/01/28	12/24 at 100.00	AAA	$1,175,770
1,810	5.000%, 12/01/32	12/24 at 100.00	AAA	2,107,075
1,585	5.000%, 12/01/33	12/24 at 100.00	AAA	1,842,848
1,385	5.000%, 12/01/34	12/24 at 100.00	AAA	1,607,971
1,055	5.000%, 12/01/35	12/24 at 100.00	AAA	1,222,756
2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,450,531
10,345	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aa1	11,920,233
3,560	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46 (WI/DD, settling 12/04/19)	12/29 at 100.00	AA	4,344,268
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
1,000	5.000%, 6/01/37	6/28 at 100.00	AAA	1,242,960
16,500	5.000%, 6/01/43	6/28 at 100.00	AAA	20,213,820
5,695	5.000%, 6/01/48	6/28 at 100.00	AAA	6,935,371
1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AA+	2,031,407
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
1,050	5.000%, 12/01/32	12/25 at 100.00	AA+	1,248,629
1,105	5.000%, 12/01/33	12/25 at 100.00	AA+	1,310,729
2,250	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA-	2,722,792
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A1	441,810
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	2,742,300
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,467,253
	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A1	1,326,501
5,375	5.000%, 12/01/31	12/21 at 100.00	A1	5,751,196
26,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	29,333,955
	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	377,041
855	0.000%, 9/01/28	No Opt. Call	Aa2	720,192
1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	Aa3	1,211,947
1,080	Norwood, Hamilton County, Ohio, Special Obligation Development Revenue Bonds, Central Parke Project, Series 2017, 6.000%, 12/01/46	6/27 at 100.00	N/R	1,139,908

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building Fund Projects, Series 2019A:
$ 2,465	5.000%, 4/01/38	4/29 at 100.00	AA	$3,051,645
2,485	5.000%, 4/01/39	4/29 at 100.00	AA	3,068,776
1,250	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	AA	1,525,725
2,245	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2019B, 5.000%, 10/01/31	No Opt. Call	AA	2,973,233
1,200	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2017A, 5.000%, 12/01/31	12/27 at 100.00	AA	1,487,052
1,360	Ohio State, Transportation Project Revenue Bonds, Toledo-Lucas County Port Authority Seaport and Docks Project, State Transportation Infrastructure GRF Bond Fund, Series 2019-2, 5.000%, 11/15/39 (AMT)	5/27 at 100.00	AA+	1,584,359
2,095	Pickaway County, Ohio, Sales Tax Specia Obligation Bonds, Series 2018, 5.000%, 12/01/44	12/28 at 100.00	AA	2,519,426
2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	2,215,720
500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	N/R	548,770
8,430	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	9,010,911
325	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/19 at 100.00	N/R	325,803
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,556,744
800	5.000%, 12/01/24	12/22 at 100.00	AA+	889,320
	Riversouth Authority, Ohio, Scioto Peninsula Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Series 2016:
1,000	5.000%, 12/01/28	12/25 at 100.00	AA+	1,202,550
1,000	5.000%, 12/01/29	12/25 at 100.00	AA+	1,198,750
2,955	Shaker Heights Public Library, Ohio, Certificates of Participation, Series 2019, 4.000%, 12/01/44	12/24 at 100.00	Aa2	3,168,528
143,245	Total Tax Obligation/Limited			161,741,529
	Transportation – 6.5%
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC - Borrower, Portsmouth Bypass Project, Series 2015:
3,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	4,007,220
3,500	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,977,190
7,725	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A-	8,568,956
11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	Aa2	12,466,080

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1:
$ 2,450	5.250%, 2/15/39	2/23 at 100.00	Aa3	$2,722,097
9,000	5.000%, 2/15/48	2/23 at 100.00	Aa3	9,891,270
1,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2017A, 5.000%, 2/15/30	2/27 at 100.00	Aa2	1,226,990
38,175	Total Transportation			42,859,803
	U.S. Guaranteed – 7.7% (5)
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
250	5.000%, 6/01/38 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	254,745
3,050	5.250%, 6/01/38 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	3,111,640
500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC - Bowling Green State University Project, Series 2010, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	511,460
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22 (Pre-refunded 11/01/20)	11/20 at 100.00	A	779,685
1,380	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	1,434,620
2,760	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A	2,869,241
300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2010, 5.250%, 6/01/21 (Pre-refunded 6/01/20)	6/20 at 100.00	Aa2	306,213
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29 (Pre-refunded 1/01/22)	1/22 at 100.00	A	7,554,680
1,000	5.000%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	A	1,079,240
3,450	5.000%, 1/01/31 (Pre-refunded 1/01/22) – AGM Insured	1/22 at 100.00	AA	3,723,378
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,134,322
1,150	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,317,647
1,205	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,380,665
755	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	863,531
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
1,500	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,620,480
775	5.000%, 1/01/26 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	837,248
1,000	5.000%, 1/01/27 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,080,320
	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA	1,453,564
1,645	5.000%, 12/01/28 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA	1,707,938
1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,083,280
470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)	6/21 at 100.00	A+	505,194

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB	$3,540,154
8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AA+	9,619,195
1,630	Northwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2015, 5.000%, 12/01/40 (Pre-refunded 12/01/23)	12/23 at 100.00	Aa2	1,874,321
735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquisition & Improvement Series 2010, 5.250%, 12/01/37 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1	765,311
46,435	Total U.S. Guaranteed			50,408,072
	Utilities – 5.4%
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,674,480
6,500	American Municipal Power, Inc., Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	7,524,465
1,665	American Municipal Power, Inc., Ohio, Solar Electricity Prepayment Project Revenue Bonds, Green Bonds Series 2019A, 5.000%, 2/15/44	2/29 at 100.00	A	1,991,523
2,000	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 – NPFG Insured	No Opt. Call	A-	1,376,360
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A-	3,146,791
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A-	4,184,025
1,315	Cleveland, Ohio, Public Power System Revenue Refunding Bonds, Series 2018, 5.000%, 11/15/37 – AGM Insured	5/28 at 100.00	AA	1,587,941
	Hamilton, Ohio, Electric System Revenue Bonds, Refunding & Improvement Series 2019:
865	4.000%, 10/01/37 – BAM Insured (WI/DD, settling 12/12/19)	10/29 at 100.00	AA	963,766
1,000	4.000%, 10/01/38 – BAM Insured (WI/DD, settling 12/12/19)	10/29 at 100.00	AA	1,111,830
1,015	4.000%, 10/01/39 – BAM Insured (WI/DD, settling 12/12/19)	10/29 at 100.00	AA	1,126,467
1,100	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	1,276,902
820	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	723,650
10,025	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	8,847,063
40,045	Total Utilities			35,535,263
	Water and Sewer – 11.7%
1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	12/19 at 100.00	AA	1,393,822
1,730	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa2	1,894,627
4,310	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/41	12/26 at 100.00	AAA	5,154,157
3,775	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa2	3,872,206
2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,712,781

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2015:
$ 5,000	5.000%, 6/01/30	6/26 at 100.00	AA+	$6,077,500
6,750	5.000%, 6/01/32	6/26 at 100.00	AA+	8,179,447
450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	461,435
1,745	Lebanon, Ohio, Water System Revenue Bonds, Improvement & Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,866,068
1,000	Marysville, Ohio, Water System Mortgage Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/38	12/25 at 100.00	Aa3	1,095,310
5,570	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 11/15/33	5/28 at 100.00	AA+	6,972,749
3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 15.103%, 3/01/21, 144A (IF) (4)	No Opt. Call	AA+	4,770,844
	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Refunding Series 2019B:
1,560	5.000%, 12/01/29 (WI/DD, settling 12/05/19)	No Opt. Call	AAA	2,049,746
1,170	5.000%, 6/01/30 (WI/DD, settling 12/05/19)	No Opt. Call	AAA	1,538,878
1,100	5.000%, 12/01/30 (WI/DD, settling 12/05/19)	No Opt. Call	AAA	1,457,225
	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Series 2016:
2,975	5.000%, 6/01/29	12/26 at 100.00	AAA	3,674,214
1,900	5.000%, 12/01/36	12/26 at 100.00	AAA	2,297,366
4,840	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019, 5.000%, 6/01/44	12/29 at 100.00	AAA	6,062,197
1,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	1,125,291
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2015A, 5.000%, 6/01/26	No Opt. Call	AAA	6,137,100
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/31	6/27 at 100.00	AAA	6,165,550
2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,248,305
63,760	Total Water and Sewer			77,206,818
$ 584,425	Total Long-Term Investments (cost $612,070,354)			652,305,123
	Other Assets Less Liabilities – 0.9%			5,784,688
	Net Assets – 100%			$ 658,089,811

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Wisconsin Municipal Bond Fund
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 108.5%
	MUNICIPAL BONDS – 108.5%
	Consumer Discretionary – 0.2%
$ 105	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	BBB-	$119,491
250	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	12/19 at 100.00	B1	253,490
355	Total Consumer Discretionary			372,981
	Consumer Staples – 1.5%
685	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	1/20 at 100.00	N/R	685,000
500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	12/19 at 100.00	B-	500,085
315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	328,466
160	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	176,899
1,060	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,052,040
2,720	Total Consumer Staples			2,742,490
	Education and Civic Organizations – 4.4%
	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,000	5.000%, 10/01/25	12/19 at 100.00	AAA	1,002,910
300	5.000%, 10/01/28	12/19 at 100.00	AAA	300,846
1,000	5.000%, 10/01/34	12/19 at 100.00	AAA	1,002,770
1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BBB-	1,116,520
1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,362,023
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	12/19 at 100.00	BBB	1,015,350
1,965	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB-	2,099,013
7,565	Total Education and Civic Organizations			7,899,432
	Health Care – 19.9%
440	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	522,386
7,765	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc, Series 2020, 4.000%, 7/01/36 (WI/DD, settling 1/07/20)	7/29 at 100.00	A	8,667,215

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc Obligated Group, Tender Option Bond Trust 2015-XF0118, 10.729%, 4/01/42, 144A (IF) (4)	10/22 at 100.00	AA	$281,143
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C:
4,000	5.000%, 2/15/47	2/27 at 100.00	A-	4,540,400
8,565	5.000%, 2/15/47 (UB) (4)	2/27 at 100.00	A-	9,722,132
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aspirus, Inc Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	AA-	1,139,430
810	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beaver Dam Community Hospitals Inc, Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB-	876,857
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019A:
2,000	4.000%, 12/01/44	12/29 at 100.00	A+	2,210,940
3,100	4.000%, 12/01/49	12/29 at 100.00	A+	3,399,832
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
250	5.000%, 12/01/23	No Opt. Call	A+	283,730
2,000	4.000%, 12/01/35	6/24 at 100.00	A+	2,145,400
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB+	1,117,610
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	BBB-	569,555
31,680	Total Health Care			35,476,630
	Housing/Multifamily – 14.9%
2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,078,640
3,020	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin - Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB-	3,148,773
1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/19 at 100.00	A+	1,495,258
2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds,Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	4/23 at 100.00	A	2,139,080
740	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (AMT)	12/19 at 100.00	AA	741,221
2,125	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2015A, 4.125%, 11/01/46	5/25 at 100.00	AA	2,247,527
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017A:
1,000	4.000%, 11/01/47	11/26 at 100.00	AA	1,062,010
2,000	4.150%, 5/01/55	11/26 at 100.00	AA	2,131,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 2,230	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017B, 3.900%, 11/01/42	11/26 at 100.00	AA	$2,367,413
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2018A:
145	3.700%, 11/01/33	11/27 at 100.00	AA	156,381
2,000	4.300%, 11/01/53 (UB) (4)	11/27 at 100.00	AA	2,173,240
6,720	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A, 3.375%, 5/01/57 (WI/DD, settling 12/04/19)	11/28 at 100.00	AA	6,782,496
25,360	Total Housing/Multifamily			26,523,839
	Industrials – 1.0%
725	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	754,740
100	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	108,725
420	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	B+	448,589
465	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	12/19 at 104.00	B+	484,139
1,710	Total Industrials			1,796,193
	Long-Term Care – 7.8%
1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc, Series 2011, 6.650%, 9/01/43	12/19 at 100.00	N/R	1,001,370
500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc Project, Refunding Series 2015A, 4.450%, 3/01/30	3/20 at 101.00	N/R	502,495
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Clement Manor, Inc, Series 2019, 5.000%, 8/01/49	8/26 at 103.00	N/R	2,025,880
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,141,340
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW Oconomowoc, Inc Project, Series 2018, 5.125%, 10/01/48	10/23 at 102.00	N/R	2,143,700
1,750	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,941,572
185	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2015B, 5.000%, 9/15/37	9/22 at 100.00	BBB-	192,838
1,650	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	1,788,221
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,126,540
13,085	Total Long-Term Care			13,863,956
	Materials – 0.9%
1,385	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	1,525,619

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 4.4%
$ 525	Puerto Rico, General Obligation Bonds, Public improvement Series 2007A, 5.000%, 7/01/23 – AGC Insured	12/19 at 100.00	AA	$537,925
485	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa2	492,581
1,325	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011A, 5.500%, 7/01/27 – AGM Insured	7/21 at 100.00	AA	1,381,273
	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011C:
675	5.250%, 7/01/27 – AGM Insured	12/19 at 100.00	AA	695,884
425	5.750%, 7/01/37 – AGM Insured	12/19 at 100.00	AA	441,745
3,395	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	3,556,432
770	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	12/19 at 100.00	Baa2	793,262
7,600	Total Tax Obligation/General			7,899,102
	Tax Obligation/Limited – 34.8%
	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019:
1,790	4.000%, 6/01/36	6/29 at 100.00	AA	2,052,145
3,500	3.000%, 6/01/44	6/29 at 100.00	AA	3,544,800
10,000	0.000%, 6/01/49	6/29 at 47.10	AA	3,470,600
650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	12/19 at 100.00	N/R	650,657
	Brookfield Community Development and Redevelopment Authority, Wisconsin, Community Development Revenue Bonds, Series 2015A:
1,340	3.550%, 6/01/34	6/25 at 100.00	A3	1,413,633
1,530	3.600%, 6/01/35	6/25 at 100.00	A3	1,616,751
500	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2012, 2.750%, 9/01/22	9/20 at 100.00	A1	505,500
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/34	11/25 at 100.00	BB	1,121,010
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,108,800
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	BB	1,048,560
875	5.250%, 1/01/36	1/22 at 100.00	BB	920,290
440	5.125%, 1/01/42	1/22 at 100.00	BB	459,241
845	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/34	12/26 at 100.00	BB	963,469
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BBB	874,860
1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,355,838
130	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB	135,933

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29 (AMT)	12/19 at 100.00	A2	$676,721
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2017:
1,000	4.000%, 8/01/20	No Opt. Call	A+	1,017,970
2,245	4.000%, 8/01/21	No Opt. Call	A+	2,344,633
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2016A:
800	5.000%, 11/15/30	11/26 at 100.00	A+	958,008
500	5.000%, 11/15/31	11/26 at 100.00	A+	597,035
550	5.000%, 11/15/32	11/26 at 100.00	A+	653,868
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
95	4.000%, 11/15/21	No Opt. Call	A+	100,073
145	5.000%, 11/15/22	No Opt. Call	A+	160,331
630	5.000%, 11/15/28	11/26 at 100.00	A+	761,324
500	5.000%, 11/15/34	11/26 at 100.00	A+	591,565
1,000	5.000%, 11/15/35	11/26 at 100.00	A+	1,181,870
500	5.000%, 11/15/36	11/26 at 100.00	A+	590,035
1,000	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Refunding Series 2013, 4.100%, 12/01/27	12/23 at 100.00	A2	1,094,290
500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	12/19 at 100.00	C	510,630
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
535	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	574,644
435	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	467,090
500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	12/19 at 100.00	AA	512,725
1,025	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007N, 5.000%, 7/01/32 – RAAI Insured	12/19 at 100.00	AA	1,048,216
	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
1,220	5.500%, 12/15/20 – NPFG Insured	No Opt. Call	AA-	1,275,388
3,085	5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA-	3,778,662
2,825	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A	9/25 at 100.00	A	3,111,398
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006:
120	5.000%, 10/01/25 – NPFG Insured	12/19 at 100.00	Baa2	121,944
125	5.000%, 10/01/28 – FGIC Insured	12/19 at 100.00	Baa2	127,018
1,550	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,688,213

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Wisconsin Center District, Appropiation Revenue Bonds, Milwaukee Arena Project, Series 2016:
$ 390	5.000%, 12/15/27	6/26 at 100.00	Aa3	$472,380
1,000	5.000%, 12/15/30	6/26 at 100.00	Aa3	1,196,960
500	5.000%, 12/15/31	6/26 at 100.00	Aa3	596,545
4,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Milwaukee Arena Project, Senior Series 2016A, 0.000%, 12/15/39 – AGM Insured	6/26 at 60.88	AA	2,056,680
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
3,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	4,373,059
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	1,038,285
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	A3	844,393
2,170	5.000%, 12/15/28	12/22 at 100.00	A3	2,391,557
500	5.000%, 12/15/29	12/22 at 100.00	A3	550,270
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A:
2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,698,391
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,468,553
66,585	Total Tax Obligation/Limited			61,872,811
	Transportation – 2.5%
1,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (AMT)	10/23 at 100.00	BBB+	1,151,640
500	Guam International Airport Authority, Revenue Bonds, Series 2019A, 5.000%, 10/01/22 (AMT)	No Opt. Call	BBB+	545,345
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	1,062,860
255	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (AMT)	No Opt. Call	BBB+	266,975
1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	1,063,690
355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	385,895
4,110	Total Transportation			4,476,405
	U.S. Guaranteed – 2.4% (5)
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,026,160
665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc, Refunding Series 2012, 5.000%, 8/15/22 (ETM)	No Opt. Call	N/R	732,298
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc, Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R	1,063,900
1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R	1,486,620

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 10	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe Clinic Inc, Refunding Series 2016, 5.000%, 2/15/30 (Pre-refunded 8/15/25)	8/25 at 100.00	N/R	$ 11,966
4,025	Total U.S. Guaranteed			4,320,944
	Utilities – 11.5%
995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20) (6)	No Opt. Call	N/R	878,087
	Guam Power Authority, Revenue Bonds, Refunding Series 2017A:
1,490	5.000%, 10/01/25	No Opt. Call	BBB	1,714,156
1,825	5.000%, 10/01/34	10/27 at 100.00	BBB	2,110,266
1,000	5.000%, 10/01/40	10/27 at 100.00	BBB	1,139,440
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,535	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,675,192
125	5.000%, 10/01/34	10/22 at 100.00	BBB	133,352
860	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	758,950
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	882,500
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (6)	No Opt. Call	N/R	233,862
575	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/30 – AGM Insured	12/19 at 100.00	AA	588,478
580	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	Baa2	614,841
790	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	12/19 at 100.00	AA	810,019
305	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/24 – AGM Insured	12/19 at 100.00	AA	312,790
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
675	5.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa2	720,380
130	5.250%, 7/01/26 – NPFG Insured	No Opt. Call	Baa2	139,637
2,760	5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,082,175
185	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	208,360
1,485	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	1,595,038
250	5.250%, 7/01/35 – NPFG Insured	No Opt. Call	Baa2	268,260
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	12/19 at 100.00	CCC	1,146,000
1,250	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	A1	1,473,362
19,280	Total Utilities			20,485,145

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    November 30, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 2.3%
$ 1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	$1,096,440
2,575	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	2,902,411
3,575	Total Water and Sewer			3,998,851
$ 189,035	Total Long-Term Investments (cost $185,467,674)			193,254,398

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.4%
	MUNICIPAL BONDS – 2.4%
	Housing/Multifamily – 0.5%
$ 825	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2008A, 1.100%, 4/01/46 (Mandatory Put 1/16/20) (7)	1/20 at 100.00	Aa3	$ 825,000
	Tax Obligation/Limited – 1.9%
3,400	Appleton City Redevelopment Authority, Wisconsin, Hotel and Motel Tax Revenue Bonds, Fox Cities Performing Arts Center, Adjustable Rate Demand Series 2001B, 1.150%, 6/01/36 (Mandatory Put 1/15/20) (7)	1/20 at 100.00	N/R	3,400,000
$ 4,225	Total Short-Term Investments (cost $4,225,000)			4,225,000
	Total Investments (cost $189,692,674) – 110.9%			197,479,398
	Floating Rate Obligations – (4.5)%			(8,020,000)
	Other Assets Less Liabilities – (6.4)%			(11,371,302)
	Net Assets – 100%			$ 178,088,096
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
November 30, 2019
(Unaudited)
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $264,574,810, $345,042,497, $258,633,251, $563,892,009, $612,070,354 and $185,467,674, respectively)	$273,958,923	$366,591,476	$273,427,269	$597,706,999	$652,305,123	$193,254,398
Short-term investments, at value (cost approximates value)	—	—	—	6,300,000	—	4,225,000
Cash	626,372	986,587	1,498,062	200,199	533,410	815,615
Receivable for:
Interest	3,754,974	5,064,081	2,991,389	6,475,174	10,296,662	2,465,834
Investments sold	6,300,313	10,159,626	150,000	2,199,028	10,115,000	1,000,764
Shares sold	415,852	320,697	141,110	1,019,555	580,667	3,143
Other assets	5,890	94,038	56,236	61,568	119,631	19,332
Total assets	285,062,324	383,216,505	278,264,066	613,962,523	673,950,493	201,784,086
Liabilities
Floating rate obligations	1,135,000	29,845,000	4,700,000	—	—	8,020,000
Payable for:
Dividends	123,535	85,576	100,222	452,125	321,100	48,540
Interest	18,574	426,030	27,812	—	—	76,562
Investments purchased	4,144,717	—	—	6,537,578	14,362,095	15,276,719
Shares redeemed	472,705	371,249	220,145	599,246	521,922	97,574
Accrued expenses:
Management fees	113,159	142,290	112,006	245,137	262,296	73,303
Trustees fees	2,756	92,297	49,912	60,159	120,497	1,832
12b-1 distribution and service fees	46,566	56,800	29,271	69,827	79,825	25,162
Other	90,505	101,179	98,787	153,110	192,947	76,298
Total liabilities	6,147,517	31,120,421	5,338,155	8,117,182	15,860,682	23,695,990
Net assets	$278,914,807	$352,096,084	$272,925,911	$605,845,341	$658,089,811	$178,088,096

Class A Shares
Net assets	$175,809,209	$270,093,365	$115,442,459	$294,252,589	$333,226,264	$ 86,890,771
Shares outstanding	16,358,681	24,482,337	9,797,650	25,508,778	28,430,563	7,971,919
Net asset value ("NAV") per share	$ 10.75	$ 11.03	$ 11.78	$ 11.54	$ 11.72	$ 10.90
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.22	$ 11.51	$ 12.30	$ 12.05	$ 12.23	$ 11.38
Class C Shares
Net assets	$ 12,035,036	$ 7,941,466	$ 9,923,808	$ 21,763,871	$ 20,447,797	$ 9,998,848
Shares outstanding	1,122,435	720,356	844,851	1,894,599	1,754,627	917,328
NAV and offering price per share	$ 10.72	$ 11.02	$ 11.75	$ 11.49	$ 11.65	$ 10.90
Class C2 Shares
Net assets	$ 13,068,127	$ 10,089,373	$ 3,805,815	$ 7,706,432	$ 13,977,016	$ 4,568,912
Shares outstanding	1,217,235	914,737	323,616	670,528	1,196,102	418,770
NAV and offering price per share	$ 10.74	$ 11.03	$ 11.76	$ 11.49	$ 11.69	$ 10.91
Class I Shares
Net assets	$ 78,002,435	$ 63,971,880	$143,753,829	$282,122,449	$290,438,734	$ 76,629,565
Shares outstanding	7,230,787	5,805,142	12,217,099	24,486,449	24,865,594	7,016,605
NAV and offering price per share	$ 10.79	$ 11.02	$ 11.77	$ 11.52	$ 11.68	$ 10.92
Fund level net assets consist of:
Capital paid-in	$274,456,135	$336,374,207	$258,870,112	$573,709,801	$619,103,506	$174,932,740
Total distributable earnings	4,458,672	15,721,877	14,055,799	32,135,540	38,986,305	3,155,356
Fund level net assets	$278,914,807	$352,096,084	$272,925,911	$605,845,341	$658,089,811	$178,088,096
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 2019
(Unaudited)
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$5,102,577	$6,576,093	$4,428,266	$10,640,169	$11,088,407	$3,185,407
Expenses
Management fees	672,402	869,688	666,336	1,454,807	1,590,504	439,007
12b-1 service fees - Class A Shares	169,426	270,102	116,120	280,965	330,852	82,874
12b-1 distibution and service fees - Class C Shares	59,967	37,039	50,882	102,736	102,946	47,006
12b-1 distibution and service fees - Class C2 Shares	56,571	46,658	15,716	32,758	59,955	20,019
Shareholder servicing agent fees	46,974	57,905	60,525	81,083	152,098	40,436
Interest expense	71,361	288,883	46,315	3,430	4,064	79,005
Custodian fees	28,518	29,467	27,172	45,696	45,994	24,034
Professional fees	21,627	24,033	21,441	29,148	33,436	18,729
Trustees fees	3,647	4,767	3,658	7,921	8,765	2,436
Shareholder reporting expenses	9,263	10,728	10,358	15,132	22,055	8,494
Federal and state registration fees	6,764	3,896	8,944	11,557	6,411	18,013
Other	3,856	4,346	3,732	6,149	6,085	3,204
Total expenses	1,150,376	1,647,512	1,031,199	2,071,382	2,363,165	783,257
Net investment income (loss)	3,952,201	4,928,581	3,397,067	8,568,787	8,725,242	2,402,150
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	79,516	296,042	345,222	97,715	149,298	127,247
Change in net unrealized appreciation (depreciation) of investments	138,283	2,894,528	2,081,396	4,843,057	5,141,381	1,554,119
Net realized and unrealized gain (loss)	217,799	3,190,570	2,426,618	4,940,772	5,290,679	1,681,366
Net increase (decrease) in net assets from operations	$4,170,000	$8,119,151	$5,823,685	$13,509,559	$14,015,921	$4,083,516
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Kansas		Kentucky
	Six Months Ended 11/30/19	Year Ended 5/31/19	Six Months Ended 11/30/19	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 3,952,201	$ 7,743,089	$ 4,928,581	$ 10,002,329
Net realized gain (loss) from investments	79,516	(741,539)	296,042	(1,811,170)
Change in net unrealized appreciation (depreciation) of investments	138,283	4,741,216	2,894,528	10,498,531
Net increase (decrease) in net assets from operations	4,170,000	11,742,766	8,119,151	18,689,690
Distributions to Shareholders
Dividends:
Class A Shares	(2,596,743)	(4,945,048)	(3,599,965)	(8,063,175)
Class C Shares	(137,280)	(296,768)	(69,078)	(156,894)
Class C2 Shares	(189,148)	(520,172)	(132,489)	(431,876)
Class I Shares	(1,187,301)	(1,695,516)	(875,876)	(1,438,336)
Decrease in net assets from distributions to shareholders	(4,110,472)	(7,457,504)	(4,677,408)	(10,090,281)
Fund Share Transactions
Proceeds from sale of shares	32,376,759	64,894,735	18,733,710	53,343,802
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,392,468	6,231,630	4,141,073	8,791,742
	35,769,227	71,126,365	22,874,783	62,135,544
Cost of shares redeemed	(17,482,193)	(53,041,913)	(22,574,333)	(77,899,266)
Net increase (decrease) in net assets from Fund share transactions	18,287,034	18,084,452	300,450	(15,763,722)
Net increase (decrease) in net assets	18,346,562	22,369,714	3,742,193	(7,164,313)
Net assets at the beginning of period	260,568,245	238,198,531	348,353,891	355,518,204
Net assets at the end of period	$278,914,807	$260,568,245	$352,096,084	$348,353,891

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Michigan		Missouri
	Six Months Ended 11/30/19	Year Ended 5/31/19	Six Months Ended 11/30/19	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 3,397,067	$ 6,194,631	$ 8,568,787	$ 17,014,597
Net realized gain (loss) from investments	345,222	(900,124)	97,715	1,439,502
Change in net unrealized appreciation (depreciation) of investments	2,081,396	7,270,846	4,843,057	11,215,366
Net increase (decrease) in net assets from operations	5,823,685	12,565,353	13,509,559	29,669,465
Distributions to Shareholders
Dividends:
Class A Shares	(1,418,894)	(2,945,388)	(4,377,178)	(8,088,358)
Class C Shares	(83,995)	(186,759)	(237,420)	(462,394)
Class C2 Shares	(39,535)	(111,760)	(112,557)	(322,024)
Class I Shares	(1,801,320)	(2,767,346)	(4,538,380)	(8,577,022)
Decrease in net assets from distributions to shareholders	(3,343,744)	(6,011,253)	(9,265,535)	(17,449,798)
Fund Share Transactions
Proceeds from sale of shares	39,579,322	76,089,459	68,853,158	121,531,758
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,739,661	4,785,766	6,526,005	11,841,250
	42,318,983	80,875,225	75,379,163	133,373,008
Cost of shares redeemed	(26,596,736)	(62,420,251)	(30,595,530)	(100,586,261)
Net increase (decrease) in net assets from Fund share transactions	15,722,247	18,454,974	44,783,633	32,786,747
Net increase (decrease) in net assets	18,202,188	25,009,074	49,027,657	45,006,414
Net assets at the beginning of period	254,723,723	229,714,649	556,817,684	511,811,270
Net assets at the end of period	$272,925,911	$254,723,723	$605,845,341	$ 556,817,684

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Ohio		Wisconsin
	Six Months Ended 11/30/19	Year Ended 5/31/19	Six Months Ended 11/30/19	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 8,725,242	$ 17,415,631	$ 2,402,150	$ 4,138,308
Net realized gain (loss) from investments	149,298	(460,959)	127,247	(190)
Change in net unrealized appreciation (depreciation) of investments	5,141,381	17,578,249	1,554,119	4,141,704
Net increase (decrease) in net assets from operations	14,015,921	34,532,921	4,083,516	8,279,822
Distributions to Shareholders
Dividends:
Class A Shares	(4,148,082)	(8,658,669)	(1,108,631)	(1,930,892)
Class C Shares	(174,825)	(426,164)	(87,585)	(175,438)
Class C2 Shares	(155,787)	(491,436)	(57,385)	(169,464)
Class I Shares	(3,826,511)	(7,216,010)	(1,091,188)	(1,978,831)
Decrease in net assets from distributions to shareholders	(8,305,205)	(16,792,279)	(2,344,789)	(4,254,625)
Fund Share Transactions
Proceeds from sale of shares	64,423,666	146,851,071	28,939,633	65,185,054
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,391,263	12,651,195	2,043,877	3,507,134
	70,814,929	159,502,266	30,983,510	68,692,188
Cost of shares redeemed	(51,358,650)	(140,092,532)	(15,615,363)	(32,542,351)
Net increase (decrease) in net assets from Fund share transactions	19,456,279	19,409,734	15,368,147	36,149,837
Net increase (decrease) in net assets	25,166,995	37,150,376	17,106,874	40,175,034
Net assets at the beginning of period	632,922,816	595,772,440	160,981,222	120,806,188
Net assets at the end of period	$658,089,811	$ 632,922,816	$178,088,096	$160,981,222
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
Kansas
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2020(e)	$10.74	$0.16	$ 0.02	$ 0.18	$(0.17)	$ —	$(0.17)	$10.75
2019	10.56	0.35	0.16	0.51	(0.33)	—	(0.33)	10.74
2018	10.75	0.36	(0.18)	0.18	(0.37)	—	(0.37)	10.56
2017	11.13	0.37	(0.36)	0.01	(0.39)	—	(0.39)	10.75
2016	10.95	0.39	0.19	0.58	(0.40)	—	(0.40)	11.13
2015	10.86	0.41	0.09	0.50	(0.41)	—	(0.41)	10.95
Class C (02/14)
2020(e)	10.72	0.12	—	0.12	(0.12)	—	(0.12)	10.72
2019	10.54	0.26	0.17	0.43	(0.25)	—	(0.25)	10.72
2018	10.73	0.27	(0.18)	0.09	(0.28)	—	(0.28)	10.54
2017	11.11	0.28	(0.36)	(0.08)	(0.30)	—	(0.30)	10.73
2016	10.93	0.31	0.19	0.50	(0.32)	—	(0.32)	11.11
2015	10.85	0.32	0.08	0.40	(0.32)	—	(0.32)	10.93
Class C2 (02/97)
2020(e)	10.73	0.13	0.02	0.15	(0.14)	—	(0.14)	10.74
2019	10.55	0.29	0.16	0.45	(0.27)	—	(0.27)	10.73
2018	10.74	0.30	(0.18)	0.12	(0.31)	—	(0.31)	10.55
2017	11.12	0.31	(0.36)	(0.05)	(0.33)	—	(0.33)	10.74
2016	10.94	0.33	0.19	0.52	(0.34)	—	(0.34)	11.12
2015	10.85	0.35	0.09	0.44	(0.35)	—	(0.35)	10.94
Class I (02/97)
2020(e)	10.78	0.17	0.02	0.19	(0.18)	—	(0.18)	10.79
2019	10.60	0.37	0.17	0.54	(0.36)	—	(0.36)	10.78
2018	10.79	0.38	(0.18)	0.20	(0.39)	—	(0.39)	10.60
2017	11.18	0.39	(0.36)	0.03	(0.42)	—	(0.42)	10.79
2016	11.00	0.42	0.19	0.61	(0.43)	—	(0.43)	11.18
2015	10.91	0.44	0.08	0.52	(0.43)	—	(0.43)	11.00

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.64%	$175,809	0.84%*	0.79%*	2.95%*	9%
4.96	163,340	0.89	0.82	3.28	15
1.66	149,898	0.87	0.81	3.36	16
0.16	149,839	0.86	0.81	3.42	17
5.40	147,980	0.84	0.81	3.58	11
4.63	132,391	0.84	0.81	3.77	8

1.15	12,035	1.64*	1.59*	2.15*	9
4.13	12,340	1.69	1.62	2.48	15
0.87	12,587	1.67	1.61	2.55	16
(0.66)	13,336	1.66	1.61	2.62	17
4.62	11,291	1.64	1.61	2.78	11
3.75	5,758	1.64	1.61	2.91	8

1.36	13,068	1.39*	1.34*	2.40*	9
4.37	16,953	1.44	1.37	2.73	15
1.09	29,105	1.42	1.36	2.81	16
(0.39)	34,786	1.41	1.36	2.87	17
4.84	40,611	1.39	1.36	3.03	11
4.07	42,760	1.39	1.36	3.23	8

1.74	78,002	0.64*	0.59*	3.15*	9
5.17	67,936	0.69	0.62	3.46	15
1.89	46,609	0.67	0.61	3.56	16
0.28	39,048	0.66	0.61	3.62	17
5.61	35,164	0.64	0.61	3.79	11
4.84	25,330	0.64	0.61	3.96	8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2019.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Kentucky
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2020(e)	$10.92	$0.16	$ 0.10	$ 0.26	$(0.15)	$ —	$(0.15)	$11.03
2019	10.64	0.32	0.28	0.60	(0.32)	—	(0.32)	10.92
2018	10.94	0.35	(0.29)	0.06	(0.36)	—	(0.36)	10.64
2017	11.24	0.37	(0.27)	0.10	(0.40)	—	(0.40)	10.94
2016	11.09	0.40	0.15	0.55	(0.40)	—	(0.40)	11.24
2015	11.11	0.41	(0.03)	0.38	(0.40)	—	(0.40)	11.09
Class C (02/14)
2020(e)	10.92	0.11	0.09	0.20	(0.10)	—	(0.10)	11.02
2019	10.64	0.23	0.28	0.51	(0.23)	—	(0.23)	10.92
2018	10.94	0.26	(0.28)	(0.02)	(0.28)	—	(0.28)	10.64
2017	11.23	0.28	(0.26)	0.02	(0.31)	—	(0.31)	10.94
2016	11.08	0.31	0.15	0.46	(0.31)	—	(0.31)	11.23
2015	11.11	0.32	(0.04)	0.28	(0.31)	—	(0.31)	11.08
Class C2 (10/93)
2020(e)	10.92	0.12	0.11	0.23	(0.12)	—	(0.12)	11.03
2019	10.64	0.25	0.29	0.54	(0.26)	—	(0.26)	10.92
2018	10.94	0.29	(0.29)	—	(0.30)	—	(0.30)	10.64
2017	11.23	0.31	(0.26)	0.05	(0.34)	—	(0.34)	10.94
2016	11.08	0.34	0.15	0.49	(0.34)	—	(0.34)	11.23
2015	11.11	0.35	(0.04)	0.31	(0.34)	—	(0.34)	11.08
Class I (02/97)
2020(e)	10.91	0.17	0.10	0.27	(0.16)	—	(0.16)	11.02
2019	10.64	0.34	0.27	0.61	(0.34)	—	(0.34)	10.91
2018	10.94	0.37	(0.28)	0.09	(0.39)	—	(0.39)	10.64
2017	11.23	0.39	(0.26)	0.13	(0.42)	—	(0.42)	10.94
2016	11.09	0.42	0.15	0.57	(0.43)	—	(0.43)	11.23
2015	11.11	0.43	(0.02)	0.41	(0.43)	—	(0.43)	11.09

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.36%	$270,093	0.93%*	0.77%*	2.81%*	6%
5.74	270,776	0.97	0.79	2.97	25
0.57	272,191	0.86	0.78	3.24	27
0.94	287,149	0.80	0.78	3.40	12
5.05	300,288	0.80	0.79	3.62	10
3.46	297,982	0.80	0.79	3.68	7

1.86	7,941	1.73*	1.57*	2.01*	6
4.91	7,232	1.77	1.59	2.17	25
(0.21)	7,583	1.66	1.58	2.43	27
0.21	8,567	1.60	1.58	2.59	12
4.22	6,660	1.59	1.58	2.78	10
2.57	3,916	1.59	1.58	2.82	7

2.08	10,089	1.48*	1.32*	2.26*	6
5.15	14,325	1.51	1.33	2.40	25
0.02	30,894	1.41	1.33	2.69	27
0.48	37,666	1.35	1.33	2.85	12
4.50	44,816	1.35	1.34	3.07	10
2.82	47,090	1.35	1.34	3.14	7

2.47	63,972	0.73*	0.57*	3.01*	6
5.89	56,021	0.76	0.58	3.17	25
0.80	44,851	0.66	0.58	3.43	27
1.25	42,609	0.60	0.58	3.60	12
5.19	33,356	0.60	0.59	3.81	10
3.69	24,566	0.60	0.59	3.88	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2019.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Michigan
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2020(e)	$11.67	$0.15	$ 0.10	$0.25	$(0.14)	$ —	$(0.14)	$11.78
2019	11.35	0.30	0.31	0.61	(0.29)	—	(0.29)	11.67
2018	11.56	0.31	(0.20)	0.11	(0.32)	—	(0.32)	11.35
2017	11.85	0.36	(0.26)	0.10	(0.36)	(0.03)	(0.39)	11.56
2016	11.57	0.40	0.31	0.71	(0.40)	(0.03)	(0.43)	11.85
2015	11.59	0.42	0.07	0.49	(0.44)	(0.07)	(0.51)	11.57
Class C (02/14)
2020(e)	11.63	0.10	0.12	0.22	(0.10)	—	(0.10)	11.75
2019	11.31	0.21	0.31	0.52	(0.20)	—	(0.20)	11.63
2018	11.53	0.22	(0.21)	0.01	(0.23)	—	(0.23)	11.31
2017	11.82	0.26	(0.25)	0.01	(0.27)	(0.03)	(0.30)	11.53
2016	11.55	0.30	0.31	0.61	(0.31)	(0.03)	(0.34)	11.82
2015	11.57	0.31	0.09	0.40	(0.35)	(0.07)	(0.42)	11.55
Class C2 (06/93)
2020(e)	11.64	0.11	0.12	0.23	(0.11)	—	(0.11)	11.76
2019	11.32	0.24	0.31	0.55	(0.23)	—	(0.23)	11.64
2018	11.54	0.25	(0.22)	0.03	(0.25)	—	(0.25)	11.32
2017	11.83	0.29	(0.25)	0.04	(0.30)	(0.03)	(0.33)	11.54
2016	11.55	0.33	0.32	0.65	(0.34)	(0.03)	(0.37)	11.83
2015	11.57	0.36	0.07	0.43	(0.38)	(0.07)	(0.45)	11.55
Class I (02/97)
2020(e)	11.65	0.16	0.12	0.28	(0.16)	—	(0.16)	11.77
2019	11.33	0.32	0.32	0.64	(0.32)	—	(0.32)	11.65
2018	11.55	0.33	(0.21)	0.12	(0.34)	—	(0.34)	11.33
2017	11.84	0.38	(0.26)	0.12	(0.38)	(0.03)	(0.41)	11.55
2016	11.56	0.42	0.31	0.73	(0.42)	(0.03)	(0.45)	11.84
2015	11.58	0.44	0.08	0.52	(0.47)	(0.07)	(0.54)	11.56

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.18%	$115,442	0.83%*	0.80%*	2.49%*	7%
5.49	116,693	0.86	0.82	2.66	16
0.94	112,969	0.86	0.82	2.72	10
0.91	120,270	0.86	0.83	3.05	16
6.26	114,390	0.84	0.83	3.39	5
4.28	106,431	0.84	0.84	3.59	19

1.87	9,924	1.63*	1.60*	1.69*	7
4.67	10,199	1.66	1.62	1.85	16
0.06	11,758	1.66	1.62	1.92	10
0.11	10,565	1.66	1.63	2.25	16
5.38	8,697	1.64	1.63	2.55	5
3.49	3,489	1.63	1.63	2.68	19

1.99	3,806	1.38*	1.35*	1.94*	7
4.89	4,506	1.41	1.37	2.08	16
0.27	11,807	1.41	1.37	2.17	10
0.35	13,234	1.41	1.38	2.51	16
5.73	20,615	1.39	1.38	2.85	5
3.75	22,182	1.39	1.39	3.04	19

2.38	143,754	0.63*	0.60*	2.69*	7
5.72	123,326	0.66	0.62	2.85	16
1.06	93,181	0.66	0.62	2.92	10
1.12	74,199	0.66	0.63	3.25	16
6.49	52,273	0.64	0.63	3.58	5
4.49	34,913	0.64	0.64	3.78	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2019.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Missouri
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2020(e)	$11.45	$0.17	$ 0.10	$0.27	$(0.18)	$ —	$(0.18)	$11.54
2019	11.19	0.36	0.27	0.63	(0.37)	—	(0.37)	11.45
2018	11.38	0.38	(0.20)	0.18	(0.37)	—	(0.37)	11.19
2017	11.60	0.40	(0.24)	0.16	(0.38)	—	(0.38)	11.38
2016	11.30	0.41	0.30	0.71	(0.41)	—	(0.41)	11.60
2015	11.34	0.43	(0.04)	0.39	(0.43)	—	(0.43)	11.30
Class C (02/14)
2020(e)	11.40	0.12	0.10	0.22	(0.13)	—	(0.13)	11.49
2019	11.14	0.27	0.27	0.54	(0.28)	—	(0.28)	11.40
2018	11.33	0.29	(0.20)	0.09	(0.28)	—	(0.28)	11.14
2017	11.56	0.30	(0.24)	0.06	(0.29)	—	(0.29)	11.33
2016	11.26	0.32	0.30	0.62	(0.32)	—	(0.32)	11.56
2015	11.31	0.33	(0.04)	0.29	(0.34)	—	(0.34)	11.26
Class C2 (02/94)
2020(e)	11.41	0.13	0.10	0.23	(0.15)	—	(0.15)	11.49
2019	11.15	0.30	0.27	0.57	(0.31)	—	(0.31)	11.41
2018	11.34	0.32	(0.20)	0.12	(0.31)	—	(0.31)	11.15
2017	11.57	0.33	(0.24)	0.09	(0.32)	—	(0.32)	11.34
2016	11.27	0.35	0.30	0.65	(0.35)	—	(0.35)	11.57
2015	11.31	0.36	(0.03)	0.33	(0.37)	—	(0.37)	11.27
Class I (02/97)
2020(e)	11.43	0.18	0.10	0.28	(0.19)	—	(0.19)	11.52
2019	11.18	0.39	0.26	0.65	(0.40)	—	(0.40)	11.43
2018	11.37	0.40	(0.19)	0.21	(0.40)	—	(0.40)	11.18
2017	11.59	0.42	(0.23)	0.19	(0.41)	—	(0.41)	11.37
2016	11.30	0.44	0.29	0.73	(0.44)	—	(0.44)	11.59
2015	11.33	0.45	(0.03)	0.42	(0.45)	—	(0.45)	11.30

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.46%	$294,253	0.77%*	0.77%*	2.88%*	3%
5.69	267,631	0.78	0.78	3.26	17
1.64	230,518	0.78	0.78	3.38	18
1.45	220,958	0.78	0.78	3.47	17
6.43	220,195	0.79	0.79	3.62	9
3.48	210,841	0.79	0.79	3.75	8

1.96	21,764	1.57*	1.57*	2.08*	3
4.96	19,534	1.58	1.58	2.46	17
0.83	18,629	1.58	1.58	2.58	18
0.56	18,663	1.58	1.58	2.67	17
5.62	15,483	1.58	1.58	2.78	9
2.59	6,025	1.59	1.59	2.90	8

2.09	7,706	1.32*	1.32*	2.34*	3
5.15	9,688	1.33	1.33	2.71	17
1.10	19,076	1.33	1.33	2.84	18
0.83	22,211	1.33	1.33	2.93	17
5.89	27,930	1.34	1.34	3.08	9
2.94	29,534	1.34	1.34	3.20	8

2.48	282,122	0.57*	0.57*	3.08*	3
5.93	259,964	0.58	0.58	3.46	17
1.86	243,589	0.58	0.58	3.58	18
1.66	229,036	0.58	0.58	3.67	17
6.56	230,050	0.59	0.59	3.82	9
3.79	193,623	0.59	0.59	3.95	8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2019.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Ohio
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2020(f)	$11.62	$0.15	$ 0.10	$ 0.25	$(0.15)	$ —	$(0.15)	$11.72
2019	11.29	0.33	0.32	0.65	(0.32)	—	(0.32)	11.62
2018	11.55	0.34	(0.24)	0.10	(0.36)	—	(0.36)	11.29
2017	11.86	0.37	(0.32)	0.05	(0.36)	—	(0.36)	11.55
2016	11.51	0.40	0.36	0.76	(0.41)	—	(0.41)	11.86
2015	11.51	0.42	0.02	0.44	(0.44)	—	(0.44)	11.51
Class C (02/14)
2020(f)	11.55	0.11	0.09	0.20	(0.10)	—	(0.10)	11.65
2019	11.22	0.23	0.33	0.56	(0.23)	—	(0.23)	11.55
2018	11.48	0.24	(0.23)	0.01	(0.27)	—	(0.27)	11.22
2017	11.80	0.27	(0.33)	(0.06)	(0.26)	—	(0.26)	11.48
2016	11.46	0.30	0.36	0.66	(0.32)	—	(0.32)	11.80
2015	11.46	0.31	0.04	0.35	(0.35)	—	(0.35)	11.46
Class C2 (08/93)
2020(f)	11.58	0.12	0.10	0.22	(0.11)	—	(0.11)	11.69
2019	11.25	0.26	0.32	0.58	(0.25)	—	(0.25)	11.58
2018	11.51	0.27	(0.23)	0.04	(0.30)	—	(0.30)	11.25
2017	11.82	0.30	(0.32)	(0.02)	(0.29)	—	(0.29)	11.51
2016	11.47	0.33	0.36	0.69	(0.34)	—	(0.34)	11.82
2015	11.47	0.35	0.02	0.37	(0.37)	—	(0.37)	11.47
Class I (02/97)
2020(f)	11.58	0.17	0.09	0.26	(0.16)	—	(0.16)	11.68
2019	11.24	0.35	0.32	0.67	(0.33)	—	(0.33)	11.58
2018	11.51	0.36	(0.24)	0.12	(0.39)	—	(0.39)	11.24
2017	11.83	0.39	(0.33)	0.06	(0.38)	—	(0.38)	11.51
2016	11.48	0.42	0.36	0.78	(0.43)	—	(0.43)	11.83
2015	11.48	0.44	0.02	0.46	(0.46)	—	(0.46)	11.48

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

2.13%	$333,226	0.78%*	0.78%*	2.64%*	5%
5.84	321,256	0.79	0.79	2.89	13
0.92	306,232	0.78	0.78	2.94	16
0.43	304,829	0.78	0.78	3.15	11
6.68	302,097	0.79	0.79	3.41	9
3.84	287,392	0.80	0.80	3.59	16

1.73	20,448	1.58*	1.58*	1.84*	5
5.02	20,574	1.59	1.59	2.09	13
0.13	21,720	1.58	1.58	2.14	16
(0.46)	23,572	1.58	1.58	2.35	11
5.80	16,122	1.58	1.58	2.55	9
3.06	6,392	1.59	1.59	2.72	16

1.94	13,977	1.33*	1.33*	2.09*	5
5.24	18,481	1.33	1.33	2.34	13
0.34	34,583	1.33	1.33	2.39	16
(0.14)	41,936	1.33	1.33	2.60	11
6.10	57,127	1.34	1.34	2.87	9
3.27	59,495	1.35	1.35	3.04	16

2.24	290,439	0.58*	0.58*	2.84*	5
6.12	272,612	0.59	0.59	3.09	13
1.04	233,238	0.58	0.58	3.14	16
0.55	218,069	0.58	0.58	3.35	11
6.92	207,480	0.59	0.59	3.60	9
4.07	176,893	0.60	0.60	3.78	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended November 30, 2019.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Wisconsin
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2020(e)	$10.79	$0.15	$ 0.11	$ 0.26	$(0.15)	$ —	$(0.15)	$10.90
2019	10.48	0.33	0.32	0.65	(0.34)	—	(0.34)	10.79
2018	10.60	0.34	(0.12)	0.22	(0.34)	—	(0.34)	10.48
2017	11.01	0.35	(0.41)	(0.06)	(0.35)	—	(0.35)	10.60
2016	10.78	0.38	0.23	0.61	(0.38)	—	(0.38)	11.01
2015	10.68	0.40	0.10	0.50	(0.40)	—	(0.40)	10.78
Class C (02/14)
2020(e)	10.79	0.11	0.10	0.21	(0.10)	—	(0.10)	10.90
2019	10.48	0.24	0.32	0.56	(0.25)	—	(0.25)	10.79
2018	10.60	0.26	(0.13)	0.13	(0.25)	—	(0.25)	10.48
2017	11.01	0.26	(0.41)	(0.15)	(0.26)	—	(0.26)	10.60
2016	10.79	0.28	0.24	0.52	(0.30)	—	(0.30)	11.01
2015	10.69	0.31	0.11	0.42	(0.32)	—	(0.32)	10.79
Class C2 (02/97)
2020(e)	10.80	0.12	0.11	0.23	(0.12)	—	(0.12)	10.91
2019	10.49	0.27	0.32	0.59	(0.28)	—	(0.28)	10.80
2018	10.61	0.29	(0.13)	0.16	(0.28)	—	(0.28)	10.49
2017	11.02	0.29	(0.41)	(0.12)	(0.29)	—	(0.29)	10.61
2016	10.79	0.32	0.23	0.55	(0.32)	—	(0.32)	11.02
2015	10.69	0.34	0.10	0.44	(0.34)	—	(0.34)	10.79
Class I (02/97)
2020(e)	10.81	0.16	0.11	0.27	(0.16)	—	(0.16)	10.92
2019	10.50	0.35	0.32	0.67	(0.36)	—	(0.36)	10.81
2018	10.63	0.37	(0.14)	0.23	(0.36)	—	(0.36)	10.50
2017	11.04	0.37	(0.41)	(0.04)	(0.37)	—	(0.37)	10.63
2016	10.81	0.40	0.24	0.64	(0.41)	—	(0.41)	11.04
2015	10.71	0.42	0.10	0.52	(0.42)	—	(0.42)	10.81

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.38%	$86,891	0.93%*	0.84%*	2.73%*	5%
6.29	77,040	0.93	0.88	3.11	26
2.08	53,569	0.88	0.88	3.27	17
(0.54)	56,228	0.86	0.86	3.23	21
5.80	57,828	0.86	0.86	3.46	10
4.72	53,553	0.86	0.86	3.68	5

1.97	9,999	1.73*	1.64*	1.93*	5
5.45	8,690	1.73	1.68	2.31	26
1.27	5,566	1.68	1.68	2.47	17
(1.32)	6,303	1.66	1.66	2.43	21
4.89	5,565	1.66	1.66	2.62	10
3.91	2,575	1.66	1.66	2.84	5

2.10	4,569	1.48*	1.39*	2.17*	5
5.69	5,947	1.48	1.43	2.58	26
1.50	8,836	1.43	1.43	2.72	17
(1.09)	9,907	1.41	1.41	2.68	21
5.21	12,704	1.42	1.42	2.92	10
4.18	13,574	1.41	1.41	3.14	5

2.47	76,630	0.73*	0.64*	2.93*	5
6.52	69,305	0.73	0.68	3.32	26
2.21	52,835	0.68	0.68	3.46	17
(0.32)	50,317	0.67	0.67	3.43	21
6.01	41,742	0.66	0.66	3.64	10
4.94	28,112	0.66	0.66	3.87	5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2019.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is November 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2019 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment Income, is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities. The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds' financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type

Notes to Financial Statements (Unaudited) (continued)
of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$273,958,923	$ —	$273,958,923

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$366,591,476	$ —	$366,591,476

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$273,427,269	$ —	$273,427,269

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$597,706,999	$ —	$597,706,999
Short-Term Investments:
Municipal Bonds	—	6,300,000	—	6,300,000
Total	$ —	$604,006,999	$ —	$604,006,999

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$652,305,123	$ —	$652,305,123

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$193,254,398	$ —	$193,254,398
Short-Term Investments:
Municipal Bonds	—	4,225,000	—	4,225,000
Total	$ —	$197,479,398	$ —	$197,479,398

*	Refer to the Fund's Portfolio of Investments for industry classifications.

4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$1,135,000	$29,845,000	$4,700,000	$ —	$ —	$8,020,000
Floating rate obligations: externally-deposited Inverse Floaters	5,250,000	7,190,000	3,150,000	—	13,125,000	750,000
Total	$6,385,000	$37,035,000	$7,850,000	$ —	$13,125,000	$8,770,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Notes to Financial Statements (Unaudited) (continued)
Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$7,088,443	$29,845,000	$4,700,000	$ —	$ —	$8,020,000
Average annual interest rate and fees	1.99%	1.92%	1.90%	—%	—%	1.96%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,135,000	$29,845,000	$4,700,000	$ —	$ —	$8,020,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	7,190,000	3,150,000	—	13,125,000	750,000
Total	$1,135,000	$37,035,000	$7,850,000	$ —	$13,125,000	$8,770,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivatives transactions, where applicable) during the current fiscal period were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$39,990,880	$22,524,347	$44,021,110	$62,663,518	$64,430,682	$45,357,222
Sales and maturities	24,450,000	29,121,768	17,743,992	16,451,612	29,286,320	8,413,546
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. These Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Outstanding when-issued/delayed delivery purchase commitments	$4,144,717	$ —	$ —	$6,537,578	$14,362,095	$15,276,719
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 11/30/19		Year Ended 5/31/19
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,655,442	$ 17,819,585	2,946,016	$ 31,073,544
Class A – automatic conversion of Class C2 Shares	8,232	88,764	85,916	908,992
Class C	117,334	1,261,367	171,265	1,806,146
Class C2	1,130	12,155	16,848	175,760
Class I	1,222,044	13,194,888	2,909,413	30,930,293
Shares issued to shareholders due to reinvestment of distributions:
Class A	207,433	2,232,683	395,336	4,179,486
Class C	11,751	126,201	25,404	267,929
Class C2	15,572	167,445	43,491	459,134
Class I	80,173	866,139	124,828	1,325,081
	3,319,111	35,769,227	6,718,517	71,126,365
Shares redeemed:
Class A	(716,074)	(7,703,019)	(2,414,312)	(25,473,372)
Class C	(157,663)	(1,694,480)	(239,740)	(2,521,343)
Class C2	(370,929)	(3,992,116)	(1,153,347)	(12,186,277)
Class C2 – automatic conversion to Class A Shares	(8,240)	(88,764)	(85,997)	(908,992)
Class I	(370,740)	(4,003,814)	(1,129,972)	(11,951,929)
	(1,623,646)	(17,482,193)	(5,023,368)	(53,041,913)
Net increase (decrease)	1,695,465	$ 18,287,034	1,695,149	$ 18,084,452

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 11/30/19		Year Ended 5/31/19
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	706,764	$ 7,811,860	2,682,262	$ 28,528,086
Class A – automatic conversion of Class C2 Shares	—	—	70,482	748,519
Class C	95,723	1,057,112	118,379	1,257,054
Class C2	645	7,124	2,233	23,709
Class I	896,049	9,857,614	2,132,800	22,786,434
Shares issued to shareholders due to reinvestment of distributions:
Class A	294,693	3,252,442	677,159	7,198,300
Class C	5,663	62,471	13,157	139,810
Class C2	10,394	114,690	35,972	382,151
Class I	64,515	711,470	100,808	1,071,481
	2,074,446	22,874,783	5,833,252	62,135,544
Shares redeemed:
Class A	(1,306,849)	(14,399,144)	(4,217,752)	(44,748,708)
Class C	(43,551)	(481,482)	(181,943)	(1,927,636)
Class C2	(407,773)	(4,508,689)	(1,560,018)	(16,575,820)
Class C2 – automatic conversion to Class A Shares	—	—	(70,482)	(748,519)
Class I	(288,968)	(3,185,018)	(1,317,315)	(13,898,583)
	(2,047,141)	(22,574,333)	(7,347,510)	(77,899,266)
Net increase (decrease)	27,305	$ 300,450	(1,514,258)	$(15,763,722)

	Six Months Ended 11/30/19		Year Ended 5/31/19
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	580,651	$ 6,841,991	1,801,122	$ 20,412,417
Class A – automatic conversion of Class C Shares	—	—	11	119
Class A – automatic conversion of Class C2 Shares	—	—	70,271	796,061
Class C	57,219	673,099	133,281	1,510,811
Class C2	538	6,331	1,807	20,436
Class I	2,723,515	32,057,901	4,689,708	53,349,615
Shares issued to shareholders due to reinvestment of distributions:
Class A	85,025	1,002,543	183,487	2,081,883
Class C	5,941	69,854	13,465	152,302
Class C2	1,879	22,110	6,083	68,828
Class I	139,662	1,645,154	218,907	2,482,753
	3,594,430	42,318,983	7,118,142	80,875,225
Shares redeemed:
Class A	(869,535)	(10,228,953)	(2,009,528)	(22,714,092)
Class C	(95,064)	(1,118,488)	(309,283)	(3,471,411)
Class C – automatic conversion to Class A Shares	—	—	(11)	(119)
Class C2	(65,747)	(776,071)	(593,116)	(6,705,599)
Class C2 – automatic conversion to Class A Shares	—	—	(70,397)	(796,061)
Class I	(1,230,212)	(14,473,224)	(2,546,353)	(28,732,969)
	(2,260,558)	(26,596,736)	(5,528,688)	(62,420,251)
Net increase (decrease)	1,333,872	$ 15,722,247	1,589,454	$ 18,454,974

	Six Months Ended 11/30/19		Year Ended 5/31/19
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,721,188	$ 31,413,591	4,955,465	$ 55,310,419
Class A – automatic conversion of Class C2 Shares	2,290	26,270	50,204	560,772
Class C	242,841	2,787,443	371,324	4,125,366
Class C2	646	7,436	1,899	21,098
Class I	3,005,123	34,618,418	5,508,107	61,514,103
Shares issued to shareholders due to reinvestment of distributions:
Class A	348,758	4,028,418	665,135	7,423,915
Class C	18,031	207,353	36,287	403,244
Class C2	8,470	97,436	25,422	282,467
Class I	190,106	2,192,798	334,706	3,731,624
	6,537,453	75,379,163	11,948,549	133,373,008
Shares redeemed:
Class A	(942,208)	(10,869,355)	(2,898,978)	(32,190,448)
Class C	(79,858)	(919,735)	(366,291)	(4,062,584)
Class C2	(185,685)	(2,144,087)	(838,726)	(9,322,660)
Class C2 – automatic conversion to Class A Shares	(2,298)	(26,270)	(50,384)	(560,772)
Class I	(1,443,665)	(16,636,083)	(4,904,180)	(54,449,797)
	(2,653,714)	(30,595,530)	(9,058,559)	(100,586,261)
Net increase (decrease)	3,883,739	$ 44,783,633	2,889,990	$ 32,786,747

	Six Months Ended 11/30/19		Year Ended 5/31/19
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,745,253	$ 32,147,548	5,514,248	$ 62,176,474
Class A – automatic conversion of Class C2 Shares	—	—	108,513	1,224,431
Class C	137,671	1,604,869	288,665	3,239,574
Class C2	2,532	29,585	33,462	378,948
Class I	2,624,654	30,641,664	7,082,938	79,831,644
Shares issued to shareholders due to reinvestment of distributions:
Class A	295,499	3,465,252	628,097	7,105,857
Class C	12,724	148,380	32,265	362,691
Class C2	9,986	116,762	33,512	377,416
Class I	227,648	2,660,869	426,076	4,805,231
	6,055,967	70,814,929	14,147,776	159,502,266
Shares redeemed:
Class A	(2,264,180)	(26,550,607)	(5,731,924)	(64,584,227)
Class C	(177,048)	(2,062,685)	(475,200)	(5,354,132)
Class C2	(412,087)	(4,814,674)	(1,436,471)	(16,147,981)
Class C2 – automatic conversion to Class A Shares	—	—	(108,818)	(1,224,431)
Class I	(1,532,954)	(17,930,684)	(4,705,695)	(52,781,761)
	(4,386,269)	(51,358,650)	(12,458,108)	(140,092,532)
Net increase (decrease)	1,669,698	$ 19,456,279	1,689,668	$ 19,409,734

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 11/30/19		Year Ended 5/31/19
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,012,565	$ 11,010,761	2,838,878	$ 30,000,404
Class A – automatic conversion of Class C2 Shares	1,339	14,598	11,764	123,407
Class C	145,040	1,581,968	392,110	4,127,348
Class C2	257	2,805	7,335	78,765
Class I	1,499,632	16,329,501	2,917,383	30,855,130
Shares issued to shareholders due to reinvestment of distributions:
Class A	99,904	1,087,261	179,315	1,888,875
Class C	7,954	86,541	16,410	172,811
Class C2	4,679	50,943	14,459	152,215
Class I	75,123	819,132	122,506	1,293,233
	2,846,493	30,983,510	6,500,160	68,692,188
Shares redeemed:
Class A	(283,458)	(3,076,968)	(998,534)	(10,435,442)
Class C	(41,200)	(449,460)	(133,974)	(1,406,596)
Class C2	(135,573)	(1,479,969)	(301,507)	(3,161,964)
Class C2 – automatic conversion to Class A Shares	(1,338)	(14,598)	(11,753)	(123,407)
Class I	(970,862)	(10,594,368)	(1,656,902)	(17,414,942)
	(1,432,431)	(15,615,363)	(3,102,670)	(32,542,351)
Net increase (decrease)	1,414,062	$ 15,368,147	3,397,490	$ 36,149,837
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2019.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Tax cost of investments	$263,240,383	$315,197,231	$253,713,745	$569,800,742	$611,301,316	$181,654,067
Gross unrealized:
Appreciation	$ 11,460,517	$ 21,580,451	$ 15,187,131	$ 35,530,455	$ 41,094,990	$ 8,277,009
Depreciation	(1,876,964)	(31,123)	(174,386)	(1,324,198)	(91,183)	(471,639)
Net unrealized appreciation (depreciation) of investments	$ 9,583,553	$ 21,549,328	$ 15,012,745	$ 34,206,257	$ 41,003,807	$ 7,805,370
Permanent differences, primarily due to expiration of capital loss carryforwards and taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2019, the Funds' last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2019, the Funds' last tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income	$895,281	$ —	$292,624	$2,240,045	$497,778	$396,902
Undistributed net ordinary income	—	—	—	113,307	—	5,384
Undistributed net long-term capital gains	—	—	—	—	—	—
The tax character of distributions paid during the Funds' last tax year ended May 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$7,270,352	$10,128,837	$6,007,507	$17,091,360	$16,818,479	$4,173,499
Distributions from net ordinary income	171,740	—	—	281,045	24,471	—
Distributions from net long-term capital gains	—	—	—	—	—	—
As of May 31, 2019, the Funds' last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Not subject to expiration:
Short-term	$2,700,345	$2,069,112	$ 294,028	$2,261,431	$1,188,236	$2,192,746
Long-term	2,563,397	3,468,726	822,626	—	312,855	2,631,791
Total	$5,263,742	$5,537,838	$1,116,654	$2,261,431	$1,501,091	$4,824,537
During the Funds' last tax year ended May 31, 2019, the following Funds utilized capital loss carryforwards as follows:
	Missouri	Wisconsin
Utilized capital loss carryforwards	$1,636,078	$848
As of May 31, 2019, the Funds' tax year end, $1,552,586 of Ohio's capital loss carryforward expired.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Notes to Financial Statements (Unaudited) (continued)
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2019, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Kansas	0.1562%
Kentucky	0.1562%
Michigan	0.1562%
Missouri	0.1664%
Ohio	0.1599%
Wisconsin	0.1562%
The Adviser has agreed to waive fees and/or reimburse expenses for Ohio so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Missouri	Wisconsin
Purchases	$816,885	$2,068,909
Sales	—	—
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$194,225	$77,318	$55,417	$435,552	$206,295	$100,420
Paid to financial intermediaries	10,468	7,025	2,883	33,046	9,115	4,940

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	$125,089	$35,126	$39,140	$213,457	$154,115	$75,341
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	$8,976	$5,964	$6,389	$18,846	$15,408	$15,138
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	$2,475	$1,180	$7,997	$3,256	$(33)	$(110)
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of re-

Glossary of Terms Used in this Report (continued)
turns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-MS6-1119D1049665-INV-B-01/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: February 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: February 7, 2020

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: February 7, 2020